The Next Generation of Cell and Gene Therapeutics with the Capacity to Cure R & D Day February 24, 2021 Exhibit 99.1

| POSEIDA R&D DAY Disclaimer This presentation and any accompanying oral commentary contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and include, without limitation, statements related to future events; our future financial performance or condition; business strategy; expected timing and plans with respect to development milestones, clinical trials, and regulatory activities; estimated market opportunities for product candidates; and future results of anticipated development efforts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)", “potentially” or negative of these terms or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management's current expectations of future events only as of the date of this presentation and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with conducting clinical trials; whether any of our product candidates will be shown to be safe and effective; our ability to finance continued operations; our reliance on third parties for various aspects of our business; competition in our target markets; our ability to protect our intellectual property; our ability to retain key scientific or management personnel; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

R&D Day Agenda

Select Poseida Programs and Technologies

- Corporate Overview (Eric Ostertag, CEO)
- Cell and Gene engineering platform technologies
  - Super PiggyBac DNA Modification System for Gene Insertion
  - CAS-CLOVER + Gene Editing
  - Gene Delivery
  - Proprietary Tools
- Immuno-oncology Programs, Analysis & Updates
  - Clinical Programs (Matt Spear)
  - Selected Pre-clinical Programs (Blair Madison, Devon Shedlock)
- Gene therapy Introduction + Pipeline
  - Initial focus: liver directed gene therapies
    - piggyBac + AAV (Bruce Scharschmidt)
    - P-OTC-101
  - piggyBac + nanoparticle (Denise Sabatino)
    - Hemophilia - Factor VIII
- Emerging Discovery Programs
  - TCR-T Platform (Sumiti Jain)
  - CAR-T Outside Oncology (Nina Timberlake)
  - HSC Platform (Claire Koechlein)
  - CAR-NK Cells for oncology (Stacey Kranert)
- Conclusion
  - Business development / partnership strategy
  - Long-term Goals/Mission
- Closing Q&A

2 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

R&D Day Eric Ostertag, M.D., Ph.D. CEO and Founder Poseida Therapeutics, Inc.

Introduction to Poseida Therapeutics

Company Snapshot

NASDAQ: PSTX
IPO in July 2020

High-Quality
Shareholder Base

Spin out of **Transposagen Biopharmaceuticals** in 2015

Strong and **Broad IP** Portfolio

Headquartered in
San Diego, CA

~200
Employees

Presenters



Eric Ostertag, M.D., Ph.D.
Chief Executive Officer



Matt Spear, M.D.
Chief Medical Officer



Denise Sabatino, Ph.D.
University of Pennsylvania
Children's Hospital of Philadelphia



Bruce Scharschmidt, M.D.
Consultant / P-OTC-101 Program Lead



Stacey Cranert, Ph.D.
Associate Director, Research



Mark Gergen
President & Chief Business Officer



Devon Shedlock, Ph.D.
SVP, Research and Development



Sumiti Jain, Ph.D.
Director, Research Immuno-oncology



Renata Martin, Ph.D.
Research Scientist
Genetic Engineering



Claire Koechlein, Ph.D.
Associate Director
Research Scientific Evaluation



Nina Timberlake, Ph.D.
Associate Director, Research



Blair Madison, Ph.D.
Senior Director
Genetic Engineering

4 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Cell and Gene Engineering Platform Technologies

Poseida Therapeutics

Powerful Platforms and Products to Drive Value Creation

- **Innovative technology platforms** enable broad **cell and gene therapy** pipeline and beyond
- Differentiated **autologous and allogeneic CAR-T** programs
  - **Stem cell memory T cells (T_{SCM})** drive superior product profile
  - Iterative pipeline approach with **multiple shots on goal**
    - **BCMA** programs targeting **multiple myeloma**
    - **PSMA and MUC1C** programs addressing **multiple solid tumor** indications
      - **prostate, ovarian, breast and more**
    - **Dual CAR programs** that promise to take CAR-T to the next frontier
- Novel **Gene Therapy** programs aimed at single treatment cures for rare diseases
  - **piggyBac** technology can enable **single-treatment cures**
  - **Novel nanoparticle** technology can **eliminate limitations of AAV**
- Significant opportunities for **partnership, collaboration and platform expansion** beyond current pipeline

Platform Driven Cell and Gene Therapy Company Creating Value Through Innovation and Differentiated Patient Therapies

6 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Poseida’s Novel Approach to Cell and Gene Therapeutics | POSEIDA R&D DAY CAR-T TOOLS Ability to produce nearly pure CAR-T+ cells with high percentage of TSCM phenotype Booster molecules enable manufacturing of hundreds of doses from single run TSCM production platform Booster molecule GENE INSERTION Super piggyBac Non-viral system Highly efficient technology to add DNA to genome Large genetic cargo capacity Broad range of cells Advantages in tolerability, potency, speed to clinic and costs Proprietary and Highly Differentiated Technologies in a Competitive Cell and Gene Therapy Space GENE EDITING Highly precise site-specific nucleases Ability to edit resting T cells while maintaining desirable TSCM characteristics Major advantages: tolerability ease of design low cost multiplexing ability Cas-CLOVER TAL-CLOVER GENE DELIVERY Nanoparticles AAV Vectors Delivers long-term stable gene expression Non-viral and viral delivery of DNA and proteins both  ex vivo and in vivo Ability to deliver to multiple cell types and target specific tissues

Platform Technologies Can Be Combined in Various Ways to Drive Significant Value in Multiple Market Segments | POSEIDA R&D DAY Non-Oncology CAR-T/TCR-T/NK-T/Treg CAR-T/TCR-T/NK-T/Treg Oncology iPSC Regenerative Med HSC Cell Therapy Cell Therapy Liver, Skin, etc. CELL THERAPIES AAV-PB & Nano-PB Liver, Lung, CNS, etc. In Vivo EP Skeletal Muscle, Skin, Eye, etc. Cas-CLOVER Gene Editing – All Tissues GENE THERAPIES DNA Modification System piggyBac Gene Editing System Cas-CLOVER Delivery Technology Nanoparticle/AAV NANOPARTICLES Transient mRNA & Vaccine Poseida technologies offer competitive advantages in many lucrative areas

Super piggyBac® Gene Delivery System

Poseida’s Novel Approach to Cell and Gene Therapeutics | POSEIDA R&D DAY CAR-T TOOLS Ability to produce nearly pure CAR-T+ cells with high percentage of TSCM phenotype Booster molecules enable manufacturing of hundreds of doses from single run TSCM production platform Booster molecule GENE INSERTION Super piggyBac Non-viral system Highly efficient technology to add DNA to genome Large genetic cargo capacity Broad range of cells Advantages in tolerability, potency, speed to clinic and costs Proprietary and Highly Differentiated Technologies in a Competitive Cell and Gene Therapy Space GENE EDITING Highly precise site-specific nucleases Ability to edit resting T cells while maintaining desirable TSCM characteristics Major advantages: tolerability ease of design low cost multiplexing ability Cas-CLOVER TAL-CLOVER GENE DELIVERY Nanoparticles AAV Vectors Delivers long-term stable gene expression Non-viral and viral delivery of DNA and proteins both  ex vivo and in vivo Ability to deliver to multiple cell types and target specific tissues

piggyBac®: A Versatile DNA Delivery System for Developing Cell and Gene Therapy Products


piggyBac
DNA Transposon
piggyBac
RNA Transposase
ITR
CARGO
ITR
+
"Cut"
ITR
CARGO
ITR
"Paste"
Genomic DNA
ITR
CARGO
ITR

- Non-viral gene insertion technology
- Enables DNA integration and stable expression
- Very large cargo capacity (~200 kB)
- Works in a wide variety of cell types
- Multiple safety and cost benefits

BENEFITS IN CELL THERAPY

Generating CAR-T Products with Desirable High Percentage of T_{SCM} Cells

- Preferentially favors **stem cell memory T cells (T_{SCM})** and works well in **resting T cells** for potentially improved tolerability and more durable responses
- **Large cargo capacity** enables multi-CAR products, addition of safety switch and selection gene

BENEFITS IN GENE THERAPY

Integrates Into DNA Delivering Stable Long-Term Expression

- Ideal for use in **dividing tissues** like those in juvenile liver
- **Highly efficient** integration may allow **reduced dosing and single treatment cures**
- **Large cargo** for delivering larger genes
- **Delivered using AAV or nanoparticle** or in vivo EP

11 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

PiggyBac® is the Most Efficient Technology for Stable Delivery of DNA into the Genome in Most Cell Types

-piggyBac® Transposase | +piggyBac® Transposase


RFP
RFP
Phase
Phase

Lipofection – ex vivo (Immortalized Cells)

-piggyBac® Transposase | +piggyBac® Transposase


-
+

Electroporation – ex vivo (e.g., Stem Cells & T cells)

-piggyBac® Transposase | +piggyBac® Transposase



Infection or Nanoparticle – in vivo (e.g., hepatocytes)

PB delivers transgenes stably into the genome regardless of delivery vehicle

12 | POSEIDA R&D DAY

piggyBac®: WT vs. SPB | POSEIDA R&D DAY Note: No structure data for NTD G165S M282V N538K WT PB-DNA Transposome Neg (–) Neg (–) N538K N538K: Electrostatic stabilization in linker between DDBD and CRD G165S: Enhances DNA binding (H-bonds w/ PO4 and Adenine) G165S M282V: Enhances pi-stacking b/t Tyr283 and Adenine in TTAA DNA-Binding Catalysis Stabilization Structure from Chen et al. Nat Commun, 2020 Jul 10;11(1):3446 Hyperactive mutations from Yusa et al. PNAS, 2011 Jan 25;108(4):1531-6 M282V 1 594 NTD DDBD Catalytic CRD DDBD WT insert (enhances nuclear localization 1 605 NTD DDBD Catalytic CRD DDBD I30V* G165S M282V N538K SPBv3 SV40 NLS insert *unknown mechanism underlying hyperactive effect of I30V NTD: N-terminal domain | DDBD: Dimerization & DNA binding domain | CRD: Cysteine-rich domain

piggyBac® Best-in-class DNA Delivery System

Comparison of Technologies that Integrate into DNA

Category	Characteristic	Retrovirus / Lentivirus	Sleeping Beauty	piggyBac®
	Composition	Viral	Non-viral	Non-viral
EFFICACY	Insertion Efficiency	High	Medium	High
EFFICACY	Transgene Expression Level	High	Low	High
EFFICACY	Transgene Expression Stability	Medium	Medium	High
EFFICACY / SAFETY	Cargo Limit	~10-20kB	>100kB	>200 kB
EFFICACY / SAFETY	Insertion Preference	5' End of Genes / Intragenic	Random	Open Chromatin
SAFETY	Mutagenesis when Excising	N/A	Yes	No
SAFETY	Effect on Local Genes	High (activator)	???	Low (insulator)
SAFETY	Fully Reversible	No	No	Yes (PBx enzyme)
SPEED	Time to Clinic (CMC)	8-12 months	1-2 months	1-2 months
COST	Cost of Production	High	Low	10x Lower GMP

POSEIDA THERAPEUTICS

14 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Super piggyBac® is the Best-in-Class Transposon System



EF1A
GFP
DHFR
SB100x vs. SPB
100
10
1
0.1
% GFP+
T cells
2.5 ug
5
5
µg mRNA
SB100x
SPB

SB100x vs. SPB in
Poseida Process (>100-fold better)

SB100x vs. HyPBase



30
20
10
0
%GFP+ T cells
ipB
m7pB
SB100X
hyPBase
SB100X
*
0
10
20
30
Day
T cells

SB100x vs. HyPBase



B
Day 184
pTCAGluc
pT2-CAGluc
Photons/sec/cm²/sr
1.0x10⁰⁸
1.0x10⁰⁷
1.0x10⁰⁶
1.0x10⁰⁵
*
*
Transposase:
none
pCMV-ipB
pCMV-m7pB
(HyPBase)
none
pCMV-SB100X
Hydrodynamic Tail
Vein Inj. & BLI

Doherty et al., *HUMAN GENE THERAPY* 23:311–320 (2012)
hyPBase= I30V;S103P;G165S;M282V;S509G;N538K;N571S
SPB= I30V;G165S;M282V;N538K

15 | POSEIDA R&D DAY

Not All T-Cells are Created Equally

The Importance of Stem Cell Memory T Cells (Tscm)


LESS DIFFERENTIATED
MORE DIFFERENTIATED
Stem Cell Memory
Central Memory
Effector Memory
Effector T-Cell
T_{SCM} Cell
T_{CM} Cell
T_{EM} Cell
T_{EFF} Cell

- Self renewing
- Long lived
- Multipotent

piggyBac
Designed to Preferentially Transpose T_{SCM} Cells

STEMNESS MATTERS

Products with High % of T_{SCM} Cells:

- Strong correlation with best responses in the clinic
- More gradual tumor killing with less toxicity
- Better duration of response and potential for re-response
- Key to CAR-T success in solid tumors

16 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

piggyBac® Preferentially Transposes Early TSCM Cells; Lentivirus Transduces More Differentiated T-Cells In Preclinical Studies | POSEIDA R&D DAY piggyBac® Lentivirus % Transposed 60 40 20 0 TSCM Cell TCM Cell TEM Cell TEFF Cell Naïve T-Cell % Transduced 60 40 20 0 TSCM Cell TCM Cell TEM Cell TEFF Cell Naïve T-Cell CD4+ T-Cells CD8+ T-Cells We purified donor cells to these T-cell subsets and then performed optimized piggyBac or optimized lentivirus manufacturing on each subset Percentage transposed (% GFP+) data are displayed for CD4+ T cells (CD3+CD4+CD8-) or CD8+ T cells (CD3+CD4+CD8+) within the final cell product

piggyBac's Cargo Capacity May Allow for Desirable Product Attributes

Very Large Cargo Capacity:
Potentially >20x Lentivirus



piggyBac
DNA Transposon
piggyBac
RNA Transposase
ITR
CARGO
ITR
+
"Cut"
ITR
CARGO
ITR
"Paste"
Genomic DNA
ITR
CARGO
ITR

Large transgene with ability to carry multiple CAR or TCR molecule genes and armoring technology

Designed To Have Desirable Product Attributes



Insulator
Insulator
ITR
Promoter
Poly(A)
ITR
TTAA
TTAA
Safety Switch
CAR Molecule
Selection Gene

INCORPORATES PROPRIETARY SAFETY SWITCH

- Rapid, dose-dependent **elimination** of engineered T- cells as needed
- Potential **management of** Cytokine Release Syndrome (**CRS**) or other AEs

DIFFERENTIATED BINDING CAR-T MOLECULE

- VH or Centyrin™ molecule with **high-specificity binding**
- Fully human with no **tonic signaling observed to date**

DRUG RESISTANCE GENE PERMITS POSITIVE SELECTION

- **~100% of T-cells** in final product express the CAR molecule
- Predicted to result in **greater therapeutic index**

18 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Beyond Single Target CAR-T

piggyBac® Unmatched Cargo Capacity Increases Optionality

piggyBac® Can Effectively Deliver Multiple Full-length CARs or TCRs in Single Transposon System

FULL-LENGTH CARs*


1
BCMA
2
BCMA
PSMA
3
BCMA
PSMA
CD19
4
BCMA
PSMA
CD19
GD2

** Plus selection gene and marker gene*

FUNCTION (KILLING)


% Cytotoxicity @ Highest E:T Ratio
100
80
60
40
20
0
K562
IMR-32 (GD2+)
Nalm-6 (CD19+)
PC3 (PSMA+)
H929 (BCMA+)
GFP
1 CAR
2 CARs
3 CARs
4 CARs
Multiple CARs

19 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Cas-CLOVER™ Site-Specific Gene Editing System

Poseida’s Novel Approach to Cell and Gene Therapeutics | POSEIDA R&D DAY CAR-T TOOLS Ability to produce nearly pure CAR-T+ cells with high percentage of TSCM phenotype Booster molecules enable manufacturing of hundreds of doses from single run TSCM production platform Booster molecule GENE INSERTION Super piggyBac Non-viral system Highly efficient technology to add DNA to genome Large genetic cargo capacity Broad range of cells Advantages in tolerability, potency, speed to clinic and costs Proprietary and Highly Differentiated Technologies in a Competitive Cell and Gene Therapy Space GENE EDITING Highly precise site-specific nucleases Ability to edit resting T cells while maintaining desirable TSCM characteristics Major advantages: tolerability ease of design low cost multiplexing ability Cas-CLOVER TAL-CLOVER GENE DELIVERY Nanoparticles AAV Vectors Delivers long-term stable gene expression Non-viral and viral delivery of DNA and proteins both  ex vivo and in vivo Ability to deliver to multiple cell types and target specific tissues

Potentially The Cleanest Gene Editing System Available Cas-CLOVER: Proprietary Hybrid Gene Editing Platform | POSEIDA R&D DAY Cas-CLOVER BENEFITS CRISPR/ Cas9 TALEN/ ZFN Left gRNA Right gRNA Clo051 dCas9 3’ 5’ 5’ 3’ dCas9 Clo051 Cas-CLOVER Gene Editing System Clean, efficient and versatile gene editing platform enables differentiated fully Allogeneic CAR-T products and Gene Therapy development Low-to-no off-target cutting High Editing Efficiency in resting T-cells resulting in high % of TSCM cells Ease of use/design Multiplexing ability High specificity Lower cost

Multiple products (10) were tested by NGS to determine editing (% Indels) at the TRBC1, TRBC2 and B2M sites Single step multiplexed editing is highly efficient: Editing at B2M and TRBC is >85% across multiple donors (by NGS) Functional protein knock-out confirmed by FACS, other functional assays Highly Efficient ON-target Knock-out in the P-BCMA-ALLO1 Product, at Both TRBC and B2M Sites by Cas-CLOVER™ | POSEIDA R&D DAY %Indels TRBC and B2M Mutation (by NGS)

Data from Millions of Sequence Reads Demonstrate that CAS-CLOVER Does Not Cause Off Target Cutting Cas-CLOVER™ is Highly Precise with No Off-Target Cutting | POSEIDA R&D DAY TCR⍺ β2M   Data presented at ASH 2017 gRNA L R LR LL RR

Nanoparticles

Poseida’s Novel Approach to Cell and Gene Therapeutics | POSEIDA R&D DAY CAR-T TOOLS Ability to produce nearly pure CAR-T+ cells with high percentage of TSCM phenotype Booster molecules enable manufacturing of hundreds of doses from single run TSCM production platform Booster molecule GENE INSERTION Super piggyBac Non-viral system Highly efficient technology to add DNA to genome Large genetic cargo capacity Broad range of cells Advantages in tolerability, potency, speed to clinic and costs Proprietary and Highly Differentiated Technologies in a Competitive Cell and Gene Therapy Space GENE EDITING Highly precise site-specific nucleases Ability to edit resting T cells while maintaining desirable TSCM characteristics Major advantages: tolerability ease of design low cost multiplexing ability Cas-CLOVER TAL-CLOVER GENE DELIVERY Nanoparticles AAV Vectors Delivers long-term stable gene expression Non-viral and viral delivery of DNA and proteins both  ex vivo and in vivo Ability to deliver to multiple cell types and target specific tissues

Developing Both AAV and Non-Viral Nanoparticle Delivery Delivery Platforms Enable Multiple Gene Therapy Approaches | POSEIDA R&D DAY AAV (SPB-DNA) AAV (PB-DNA) Nanoparticle (SPB – RNA) AAV (PB-DNA) Nanoparticle (SPB – RNA) Nanoparticle (PB – DNA) OUR GOAL: Develop Single Treatment Cures Utilizing Our In Vivo Gene Therapy Technologies Viral Non-Viral

Nanotechnology Overview

Poseida has Developed Multiple Nanoparticle Approaches

Polymersomes



- Single-component nanoparticle composed of novel block co-polymers
- Encapsulation of large, complex macromolecules (protein, plasmid DNA)
- Myoglobin delivery (PEM) may be synergistic with CAR-T

Lipidoid Nanoparticles (LNP)



- Multi-component nanoparticle composed of known and novel lipids
- Encapsulation of nucleic acids (mRNA, DNA) for delivery ex vivo and to hepatocytes in vivo
- Editing and transposition, in vivo and ex vivo

28 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Polymersome Technology for Protein Delivery

Potential Use with CAR-T in Solid Tumors

Polymersome Structure



H
O
30
46
Hydrophilic
Hydrophobic





50 nm

Protein Encapsulation



Encapsulated Protein (mg/mL)
Mean +/- StDev
0
2
4
6
8
Myoglobin
Hemoglobin
Bovine Serum Albumin
IgG
Cas9
Catalase
Fibrinogen
Apoferritin

Robust encapsulation of a wide variety of proteins in polymersome

Myoglobin Delivery



Before treatment
1 h post
5.25 h post
NIR emission

Polymersomes accumulate in tumor



Untreated
Polymersome Treated

Destruction of vasculature in tumor core

29 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Lipidoid Nanoparticle Technology for Nucleic Acid Delivery | POSEIDA R&D DAY Lipidoid nanoparticle encapsulating nucleic acid Structural lipid PEG-lipid Cholesterol Helper Lipids Cationic lipid Cationic Lipid Nucleic acid Cargo

mRNA Nanoparticle for Liver-specific SPB Protein Expression | POSEIDA R&D DAY ELISA Vehicle SPB-HA SPB-HA Immunofluorescence Minimal expression in the spleen and no detectible signal in lung and kidney Liver specificity was greater than for other LNP compositions evaluated to date Homogeneous expression of SPB protein throughout liver, 4 hours post-LNP mRNA treatment

Representative Biodegradable Formulation is Well Tolerated | POSEIDA R&D DAY Representative data for one Poseida formulation utilizing a biodegradable lipid Liver enzymes 24h after dosing Negligible increases at highest dose evaluated

Higher Doses May Not be Needed – But Provide Development Flexibility Transposase Expression is Dose Dependent | POSEIDA R&D DAY 0 (Vehicle) 0.5 1.0 2.0 3.0 Immunfluorescence staining (X20) of SPB transposase expression (red) with DAPI counterstain (blue) in adult mouse liver 4h after IV administration of mRNA LNP Dose (mRNA mg/kg)

Data Demonstrate Best-In-Class RNA Delivery LNP for Delivery of Therapeutic mRNA | POSEIDA R&D DAY Factor IX mRNA in adult BALB/C mice OTC mRNA in adult SPF-Ash mice

Representative Expression of Transposon DNA DNA Nanoparticles Demonstrate Superior Efficacy Compared to MC3 | POSEIDA R&D DAY Representative efficacy for LNP formulated by Poseida with MC3 or other lipids. Mice administered 0.5 mg/kg of LNP comprising luciferase reporter transposon DNA

A Clear Advantage over AAV and Will Enable Clinical Optionality Nanoformulated PiggyBac® can be Dosed Repeatedly | POSEIDA R&D DAY Adult wild type mice co-administered SPB mRNA and Transposon DNA LNP 1, 2, or 3 times at 7 day intervals Non-linear increase in transposon expression observed with each repeated dose Potential to titrate dose to obtain desired level of transgene expression Transposase + Luc Transposon SPB mRNA LNP PB DNA LNP

Adult wild type mice administered Transposon DNA LNP alone 3 times at 7 day intervals, then administered a single dose of SPB mRNA LNP on day 21. SPB transposase and transposon dosing can be separated temporally Administration of SPB transposase (mRNA) can mobilize previously delivered transposon Potential to Optimize Dose Regimens by Indication If Needed Transposon and Transposase can be Dosed Separately | POSEIDA R&D DAY Transposon (DNA) Nanoparticle Transposase (mRNA) Nanoparticle 7 days Luc Transposon then SPB mRNA SPB mRNA LNP PB DNA LNP

Transposon and Transposase Co-Delivery Results in Sustained Transgene Expression in Juvenile Mice PB DNA LNP Luc Transposon Alone SPB mRNA LNP PB DNA LNP Transposase + Luc Transposon | POSEIDA R&D DAY

Poseida Other Proprietary Tools

Poseida’s Novel Approach to Cell and Gene Therapeutics | POSEIDA R&D DAY CAR-T TOOLS Ability to produce nearly pure CAR-T+ cells with high percentage of TSCM phenotype Booster molecules enable manufacturing of hundreds of doses from single run TSCM production platform Booster molecule GENE INSERTION Super piggyBac Non-viral system Highly efficient technology to add DNA to genome Large genetic cargo capacity Broad range of cells Advantages in tolerability, potency, speed to clinic and costs Proprietary and Highly Differentiated Technologies in a Competitive Cell and Gene Therapy Space GENE EDITING Highly precise site-specific nucleases Ability to edit resting T cells while maintaining desirable TSCM characteristics Major advantages: tolerability ease of design low cost multiplexing ability Cas-CLOVER TAL-CLOVER GENE DELIVERY Nanoparticles AAV Vectors Delivers long-term stable gene expression Non-viral and viral delivery of DNA and proteins both  ex vivo and in vivo Ability to deliver to multiple cell types and target specific tissues

Tscm Manufacturing

Not All T-Cells are Created Equally

The Importance of Stem Cell Memory T Cells (Tscm)



LESS DIFFERENTIATED
MORE DIFFERENTIATED
Stem Cell Memory
Central Memory
Effector Memory
Effector T-Cell
T_{SCM} Cell
T_{CM} Cell
T_{EM} Cell
T_{EFF} Cell

- Self renewing
- Long lived
- Multipotent

piggyBac
Designed to Preferentially Transpose T_{SCM} Cells

STEMNESS MATTERS

Products with High % of T_{SCM} Cells:

- Strong correlation with best responses in the clinic
- More gradual tumor killing with less toxicity
- Better duration of response and potential for re-response
- Key to CAR-T success in solid tumors

42 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Stem Cell Memory TSCM Phenotype | POSEIDA R&D DAY Naïve/Tscm Tcm Tem Teff P-BCMA-101 0 10 3 10 4 10 5 Perforin 85.8% 0.5% 13.1% 0.6% TEFF TSCM TCM TEM CD62L CD45RA Adapted from Gattinoni et al. (2017) Nat. Med. Our product more closely matches a Tscm phenotype when we do extensive cell surface markers and even intracellular markers

The greater metabolic reserves (respiratory capacity) of Poseida CAR-T cells may confer greater durability SRC: Spare Respiratory capacity OCR SRC Poseida CAR-T Cells Exhibit Greater Mitochondrial Respiratory Capacity Compared to a CAR-Ts Generated by a Lentivirus Process | POSEID”&D DAY OCR: Oxygen consumption rate Oligo: Oligomycin is an ATP synthase inhibitor, FCCP is a protonophore that uncouples ATP synthesis from oxygen consumption Rot/Ant: Rotenone is a Complex I inhibitor and antimycin A is a Complex III inhibitor

Donor B stress dose 2.5e6 CAR-T Addition of Supplement A Improved Product Performance In Vivo | POSEIDA R&D DAY Media + Suppl. A significantly improved final product function at the “stress” dose in a breast cancer model *Error bars represent mean of 4 mice + SEM Donor A stress dose 2.5e6 CAR-T

Booster Molecule

Our Booster Molecule Technology – Potential to Overcome the “Allo Tax” Common to Other Allogeneic CAR-T Approaches | POSEIDA R&D DAY TCR TCR CD3 CD3 CD3 CD3 CD3 T-CELL ACTIVATION AND EXPANSION CD2 Primary stimulation (via anti-CD3) Anti- CD3 Anti- CD3 Co-stimulation (via anti-CD2) Co-stimulation (via anti-CD28) Anti- CD28 Anti- CD2 CD28 CD28 TCR (COMPLEX) TCRa TCRb Gene Editing of TCR Can Impair Allogeneic CAR-T Manufacturing Compared to Unedited CAR-T = “ Allo Tax” Our patented technology is designed to overcome these limitations, and significantly increase production yield while preserving desirable TSCM attributes of P-BCMA-ALLO1 Without Booster CAR-T Production Fold Expansion With Booster THE PROBLEM:

P-BCMA-ALLO1: Our Booster Molecule Technology in Action | POSEIDA R&D DAY Increase Fold Expansion of CAR-T Preserve High % of TSCM Cells Individual Donors Doses at 150x106 Top Donors Yield 100s of Doses % TSCM P-BCMA-ALLO1 Research (Day 13-15 Harvest) Top Donors Yield Highest Percentage TSCM

Armoring Platforms

Monjazeb et al. (2013) Frontiers Oncol “Armoring” – Do We Need It? | POSEIDA R&D DAY Blood (liquid) tumors are easier to access by infused CAR-T cells Poor CAR-T responses in solid tumors to date Only rare instances of Complete Responses (GBM, HCC) have occurred and only after multiple CAR-T administrations Solid tumor hurdles: Tumor architecture, antigenic heterogeneity Immunosuppressive tumor microenvironment (TME) PD-L1, TGFb, IL6, IL10, etc… Tregs, MDSC, TAM, etc… Glycolytic desert, low O2, pH, etc… Conventional Experience and Perception

Conditional Gene Expression System (GES)

- Can we exapt the TCR signaling pathway to express genes only upon CAR binding?
  - Inducible expression of a gene upon CAR-T binding
    - secretion of checkpoint inhibitor or cytokine
  - Turn a specific gene on or off
    - Cas9 to create indel or dCas9 plus repressor or activator
  - Change regulation of a gene
    - dCas9 plus methylase, deacetylase, etc…
- Which could then be used for:
  - **Armoring** – enabling enhanced CAR-T function in certain tumor environments
  - **Indicator cells** – using the T cell (or equivalent cell line) as an indicator of something (e.g., tonic signaling)
  - **Synthetic biology 101**
    - A CAR can probably be designed to bind just about anything (even specific nucleic acids)
    - The T cell is a "bag of killing enzymes", but could eventually be engineered to do much more



ICOS
CD28
CD4
TCR
CD3
CELL MEMBRANE
LAT
FYN
LCK
ZAP70
ITK
GADS
SLP76
GRB2
SOS
VAV1
VAV2
PI3K
RLTPR
PLCG1
PDK1
PKCθ
Calcineurin
KRAS
CDC42
RHOA
RAC1
ROCK
BRAF
CARD11
BCL10
MALT1
GTF2I
MEK1
MEK2
AKT1
JNK1
JNK2
GTPases pathway
GSK3β
TRAF6
ERK2
ERK1
A20
CTNNB1
RELB
NF-kB1
IRF4
NFAT1
c-JUN
STAT3
c-FOS
NUCLEUS
PI3K pathway
NF-kB/NFATpathway
AP-1/MAPK pathway

Vallois et al. (2016) Blood

51 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Conditional Gene Systems - Armoring | POSEIDA R&D DAY PB-NFKBP-GES CAR Selection Activation-only Gene (dCD19) NFKB Reg Region TTAA TTAA Minimal Promoter NF-KB resp. element EF1a For localized expression of Supporting cytokines, Pro/anti-inflammatory mols, Checkpoint blockade reagents, etc… Not leaky Day 0 5x 4x 3x 2x 1x 0x # of RE Mock dCD19 Day 3 Day 9 Day 14 Day 20 Enabling enhanced CAR-T function in certain tumor environments:

Conditional Gene Systems – Indicator Cells | POSEIDA R&D DAY PB-Nur77-GFP GFP dCD19 TTAA TTAA EF1a NR4A1 Reg Region DHFR Long et al. (2015) Nat. Med. Frigault et al. (2015) Can. Immunol. Res. Indicator Cells - For indicating tonic signaling

Poseida Therapeutics: Investment Hypothesis

Multiple Avenues to Significant Value Creation

Compelling Investment Hypothesis

- **Innovative and disruptive technology platforms** enable broad **cell and gene therapy** pipeline
- Multiple differentiated **autologous and allogeneic CAR-T** programs
- Novel **Gene Therapy** programs address shortcomings of AAV and enabling single treatment cures
- Significant opportunities for **partnership, collaboration and platform expansion** beyond current pipeline
- Experienced and **proven management team**
- Supported by **premier investors** with a strategic focus



piggyBac
DNA Modification System
Cas-CLOVER
Gene Editing System
Nanoparticle/AAV
Delivery Technology
CELL THERAPIES
Oncology & Non-Oncology
iPSCs
CAR-T/TCR-T
HSC
NK-T/Treg
Regenerative Med
GENE THERAPIES
AAV-PB & Nano-PB
In Vivo EP
In Vivo Gene Editing
OTHER
Nano mRNA
P-BCMA-101
P-BCMA-ALLO1
ALLO DUAL BCMA+CD19
P-PSMA-101
P-MUC1C-ALLO1
P-PSMA-ALLO1
DUAL ALLO1 (undisclosed)
DUAL CD19+CD20
P—OTC-101 (piggyBac + AAV)
P-MMUT-101 (piggyBac + AAV)
PiggyBac + Nanoparticle

54 | POSEIDA R&D DAY

Current Cell and Gene Therapy Pipeline

All Programs Are Wholly-owned by Poseida

	Candidate	Preclinical	IND-Enabling	Phase 1	Phase 2	Phase 3
	CAR-T FOR ONCOLOGY					
MULTIPLE MYELOMA	**P-BCMA-101**		Auto			
	P-BCMA-ALLO1	Allo				
	Dual CAR (BCMA/CD19)	Allo				
PROSTATE CANCER	**P-PSMA-101**		Auto			
	P-PSMA-ALLO1	Allo				
SOLID TUMOR	**P-MUC1C-ALLO1**	Allo				
	Dual CAR (Undisclosed)	Allo				
B - CELL	**Dual CAR** (CD19/CD20)	Allo				
	GENE THERAPY					
LIVER DIRECTED GENE THERAPIES	**P-OTC-101**	GT				
	P-MMUT-101	GT				
	P-FVIII-101	GT				

55 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

The Next Generation of Cell and Gene Therapeutics with the Capacity to Cure Matthew A. Spear, M.D. Chief Medical Officer

P-BCMA-101 & P-PSMA-101 are Novel Autologous CAR-T Cells Made With the piggyBac® Gene Delivery System

Very Large Cargo Capacity:
Potentially >20x Lentivirus



piggyBac
DNA Transposon
piggyBac
RNA Transposase
ITR
CARGO
ITR
+
"Cut"
ITR
CARGO
ITR
"Paste"
Genomic DNA
ITR
CARGO
ITR

Large transgene with ability to carry multiple CAR or TCR molecule genes and armoring technology

Designed To Have Desirable Product Attributes



Insulator
Insulator
ITR
Promoter
Poly(A)
ITR
TTAA
TTAA
Safety Switch
CAR Molecule
Selection Gene

INCORPORATES PROPRIETARY SAFETY SWITCH

- Rapid, dose-dependent **elimination** of CAR-T cells with rimiducid if needed
- Potential **management of** Cytokine Release Syndrome (**CRS**) or other AEs

DIFFERENTIATED BINDING CAR-T MOLECULE

- Centyrin™ molecule with **high-specificity binding** to BCMA or PSMA
- Fully human with no **tonic signaling observed to date**

DRUG RESISTANCE GENE PERMITS POSITIVE SELECTION

- **~100% of T-cells** in final product express the CAR molecule
- Predicted to result in **greater therapeutic index**

57 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Not All T-Cells are Created Equally:
The Importance of Stem Cell Memory T Cells (T_{SCM})

LESS DIFFERENTIATED

MORE DIFFERENTIATED

Stem Cell Memory	Central Memory	Effector Memory	Effector T-Cell
T_{SCM} Cell	T_{CM} Cell	T_{EM} Cell	T_{EFF} Cell



- Self renewing
- Long lived
- Multipotent

piggyBac®
Designed to Preferentially Transpose T_{SCM} Cells

THE POTENTIAL BENEFITS

Products with High % of T_{SCM} Cells:

- Associated with best clinical responses
- More gradual tumor killing with less toxicity
- Key to CAR-T success in solid tumors
- Better duration of response
- Potential for re-response

Spear M., et al., Poseida (2019) CAR-TCR Summit; Melenhorst J. et al., UPenn (2017) 20th ASGCT; Basu et al., Adaptimmune (2017) CAR-TCR Summit; Bot A., et al., Kite (2019) CAR-TCR Summit; T_{cm}: Larson, Juno(2018) AACR; T_{scm} TIL: Beatty M., Moffitt (2018) SITC; T_{cm}: Fraietta J. et al., UPenn (2018) TET2 Disruption, PMID 29849141

58 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-BCMA-101

P-BCMA-101: BCMA Targeted CAR-T Cells for Multiple Myeloma

MULTIPLE MYELOMA

- **~100K** patients in U.S.
- **~30K** new U.S. cases per year
- **~13,000** U.S. patient deaths / year

PROVEN TARGET

- **BCMA** expressed on essentially all MM cells
- **BCMA** specific to plasma cells and not on other normal tissues
- **Important** for tumor growth so antigen escape unlikely

NEAR-TERM STATUS

- ✓ **Phase 1/2 Clinical Trial Ongoing**
- ✓ **1st patient 2017**
- ✓ **Phase 2 initiated 2019**
- ✓ **Exploratory Phase 1 initiated 2020**
- ✓ **Awarded RMAT & orphan status**

[1]*http://ir.celgene.com/releasedetail.cfm?releaseid=1055252*

**Phase 3 may not be necessary if Phase 2 can serve as a registrational clinical trial. The FDA has indicated that if data from our planned Phase 2 clinical trial do not provide evidence sufficient for accelerated approval, additional clinical testing would be required, including potentially a randomized controlled trial or trials*

60 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-BCMA-101-001 Phase 1/2 r/r Multiple Myeloma Clinical Trial

Phase 1 Trial Design

- Open Label, 3+3 Design, Single Ascending Dose Study
- 30 mg/m2 & exploratory cohorts
    - Allowance for **2nd dose** and retreatment **after other CAR-Ts**
  - **Cyclic dosing** exploratory cohorts
  - **Rituxan** and **Revlimid** exploratory cohorts
  - **Outpatient** administration allowed
- Up to 120 subjects

Phase 2 Trial Design (initiated but awaiting final dose selection)

- Same schema as Phase 1
- 112 subjects

Initial dose escalation completed

Expansion ongoing to test modified manufacturing process and novel dosing regimens

Clinical Trial Sites

Colorado Blood Cancer Institute- Tara Gregory, M.D.
Hackensack University Medical Center- David Siegel, M.D.
Johns Hopkins- Syed Abbas Ali, M.D.
Karmanos Cancer Institute- Abhinav Deol, M.D.
MD Anderson Cancer Center- Krina Patel, M.D.
Swedish Cancer Institute- William Bensinger, M.D.
Tennessee Oncology- Jesus G. Berdeja, M.D.
UC San Diego Moores Cancer Center- Caitlin Costello, M.D.
UC San Francisco- Nina Shah, M.D.
UC Davis- Mehrdad Abedi, M.D.
University of Chicago- Andrzej Jakubowiak, M.D.
University of Kansas Cancer Center- Siddhartha Ganguly, M.D.
University of Maryland- Mehmet Kocoglu, M.D.
University of Pennsylvania- Adam Cohen, M.D.

CIRM
CALIFORNIA'S STEM CELL AGENCY

RMAT

61 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Modified Manufacturing Process Using Nanoplasmids (NP)

Small Changes in CAR-T Manufacturing Can Have a Big Impact

- Cell-based products are **living drugs** and are affected by donor and manufacturing variability. The **type and quality of cells** affect product performance
- Improving **transposition frequency** during manufacturing may improve final product
  - More CAR+ cells, less cell proliferation and cell death in culture means healthier more proliferative cells in a patient
- Improving Transposition of P-BCMA-101 with a Modified Manufacturing Process with **Nanoplasmid (NP)**
- Incorporated manufacturing changes that increases transposition frequency 2X on average

62 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Improving Transposition of P-BCMA-101 with a Modified Manufacturing Process with Nanoplasmid (NP)

Standard Plasmid

- Antibiotic resistance marker and replication origin (> 2,000 bp)

Nanoplasmid (NP)

- Reduces the backbone size to < 500 bp
  (less DNA = less toxicity)
- Brings piggyBac® ITRs closer together
  (enhanced transposition efficiency)
- Antibiotic-free selection
  (superior for manufacturing and regulatory)
- Higher manufacturing yield
- Safety demonstrated in multiple clinical trials



nanoplasmids™
Improved:
- Expression
- Immunogenicity
- Safety and regulatory compliance
- Manufacturing
Nanoplasmid™ vectors have dramatically improved expression and immunogenicity, combining NTC's potent transcription/translation improvements with improved potency and longevity (reduced bacterial backbone), and antibiotic-free RNA-OUT selection (sucrose)
Intron
Sal I
Transgene
CMV
NTC9385R Vector
RNA-OUT
Poly A
Bgl II
Nanoplasmid™ vectors have dramatically higher in vivo expression than NTC8685, gWIZ and pVAX1. Nanoplasmid™ vectors include NTC8685 vector generation advantages, with the additional advantage of a reduced bacterial backbone, reducing size and improving expression.

63 | POSEIDA R&D DAY

* Nanoplasmid is a trademark of Nature Technology Corporation (NTC) and nanoplasmids are licensed from NTC

Fold Expansion – Standard vs Nano Fold Expansion – Standard vs Nano Nanoplasmid Shortens Manufacturing Time | POSEIDA R&D DAY CAR-T product made from nanoplasmid reaches the same number of cells as CAR-T made from standard plasmid in ~4 fewer days

Donor 1 Donor 2 Post-Thaw CD8+ Memory Nanoplasmid-produced CAR-T Show Increased %TSCM | POSEIDA R&D DAY Std Nano Std Nano

Initial Dose Escalation with Nanoplasmid (NP) Manufacturing Process: Equal Safety and Better Response Compared to Standard Plasmid

- P-BCMA-101 **with Nanoplasmid demonstrated higher ORR** than P-BCMA-101 with standard plasmid
  - 66.7% vs 50% by IMWG
- P-BCMA-101 **Nanoplasmid delivered deeper responses** than P-BCMA-101
  - 3 P-BCMA-101 Nanoplasmid patients at VGPR or CR compared to zero for standard plasmid
- **Safety profile** was preserved with **one Grade 1 CRS** observed with either product in these patients

Standard Plasmid vs. Nanoplasmid @ Cohort 1 Dose Level



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Standard (PR)
Nanoplasmid (VGPR + sCR PR MR)
16.7
50
[66.7%]
50
0
0
12.5
n=2* n=6
ORR
n=2 n=6
VGPR and CR
n=3 n=8
CRS

ORR for cyclic dosing was 1/4 (PR), Cmax was low and followed individual administrations without expanding AUC
*3 patients dosed but only 2 evaluable by IMWG criteria. 3rd patient had plasmacytomas and had significant response by PET scan.
Data cutoff: November 16th, 2020. ORR Objective Response Rate, attaining sCR, CR, VGPR or PR, including confirmed and unconfirmed responses.
Evaluable patients: Obtained first response assessment by IMWG m-protein criteria or PD/death.

66 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Unparalleled Safety and Persistence Data Demonstrate Efficacy, Durability and Safety of P-BCMA-101 | POSEIDA R&D DAY TSCM Correlates with Best Responses Can Persist In Vivo TSCM in P-BCMA-101 is directly correlated with best responses in the clinic Long-term persistence of TSCM cells in some patients Potentially best-in-class safety profile allows for fully outpatient dosing And Offers A Superior Safety Profile 16 patients dosed fully outpatient All CRS was Grade 1/2 No to very low neurotoxicity No ICU admissions for CRS No patient death due to P-BCMA-101 Data cutoff: November 16th, 2020.

Case Study for P-BCMA-101 Persistence/Re-expansion: 106-004 | POSEIDA R&D DAY High Tscm Instance where a single dose led to long term persistence (~2yrs) and re-expansion of CAR-T Re-expansion in 106-004 coincides with an increase in MM tumor markers Out of 27 Bone Marrow samples tested, 106-004 has highest level of P-BCMA-101 Demonstrates ability of TSCM cells to home to bone marrow, engraft, create persistent CAR-T cells in the periphery, maintain stringent complete response for long duration and re-expand at tumor relapse Days after infusion P-BMCA-101 Copies/ug DNA 106-004 Tumor Components

Summary

Safety & Efficacy with a Novel BCMA CAR-T Cell Product

- **Excellent safety and efficacy profile demonstrated in a standard dose escalation**
  - **Fully outpatient dosing enabled** with very low rates of CRS (17%, no Grade 3+), very low to no neurotoxicity, no ICU admissions
    - May allow for greater patient access (e.g., administration at community hospitals and/or outpatient sites)
  - **High percentage of stem cell memory T cell phenotype (T_{SCM})** may result in greater safety and efficacy, is correlated with best responses and may allow product to re-respond to tumor during relapse in some instances

- **Use of modified manufacturing process (Nanoplasmid) may improve expansion and efficacy**
  - Nanoplasmid increases transposition frequency, thereby shortening manufacturing time, and increases the percent of T_{SCM} cells, proliferative capacity and efficacy of the final product
  - Current process at 0.75X10e6 cells/kg dose results in 67% ORR, 50% VGPR/sCR with 12.5% CRS
  - Dose escalation is continuing in Nanoplasmid groups

69 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-PSMA-101

P-PSMA-101: PSMA Targeted CAR-T Cells for Metastatic Castrate-Resistant Prostrate Cancer (mCRPC)

POPULATION

- **~2.8M** prostate cancer patients in US
- **~40K** new cases of mCRPC in US per year
- **27.5K** US patient deaths per year

PROVEN TARGET

- **PSMA** expressed on essentially most prostate cancer cells
- **PSMA** targeted successfully with ADC and RIT

UNMET NEED

- **High unmet need** for advanced disease
- **~25%** 5-yr survival for mCRPC patients

[1] *https://globenewswire.com/news-release/2017/02/02/913304/0/en/Prostate-Cancer-Market-Study-2017-Market-Size-of-Prostate-Cancer-Drugs-to-7b-in-2016-from-2-5b-in-2011.html*
[2] *https://www.researchandmarkets.com/research/wxtf93/global_prostate*

71 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-PSMA-101 Demonstrated Potent in vivo Activity

Efficacy of P-PSMA-101 in Prostate Cancer Model (LNCaP.luc)

Imaging



Days Post Tumor
Days Post Administration
19
0
26
7
33
14
40
21
47
28
55
36
Tumor Only
10e6
5e6

Caliper Measurement



Tumor only
P-PSMA-101 (5e6)
P-PSMA-101 (10e6)
Tumor Volume (mm³)
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
-3 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Days Post P-PSMA-101 Administration

Tumor Elimination in 100% of Animals at Standard and Low Doses After ~ 2 Weeks

Data presented at SITC 2017. One animal in the low dose cohort relapsed later in the study.

72 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

MOCK TUMOR Pre-Infusion Day 20 Day 27 Day 41 Day 55 Tumor Elimination (Day 20-25) Quadrant Key P-PSMA-101 Data Suggest Persistence of TSCM Cells | POSEIDA R&D DAY Data presented at SITC 2017 P-PSMA-101 TSCM Cells Persisted After Solid Tumor Elimination

P-PSMA-101-001 Phase 1 Clinical Trial in mCRPC

Phase 1 Trial Design

- Open Label, 3+3 Dose Escalation
- 30 mg/m^2 fludarabine + 300 mg/m^2 cyclophosphamide x 3d lymphodepletion regimen
- P-PSMA-101 administered intravenously
  - Single dose and multiple dose cohorts (initiating with single)
  - Standard lymphodepletion and + Rituxan
- Up to 40 subjects

First Patient Treated in 2020

FDA Clinical Hold in August 2020

Apparent MAS, a known CAR-T effect
Responded with protocol amendment

Rapidly reopened trial in November 2020

Enrollment ongoing

Clinical Trial Sites
UC San Francisco- David Oh, M.D.
UC San Diego Moores Cancer Center- Rana McKay, M.D.
SCRI / St. Luke's- Gerald Falchook, M.D.
Dana-Farber- Xiao Wei, M.D.
Massachusetts General Hospital- Xin Gao, M.D.
City of Hope- Tanya Dorff, M.D.
Memorial Sloan Kettering- Susan Slovin, M.D.

CIRM
CALIFORNIA'S STEM CELL AGENCY

74 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-PSMA-101-001 Patient 17-206 Case Study | POSEIDA R&D DAY 73 y/o male with mCRPC after multiple lines of treatment, including biclutamide, Lupron, docetaxel, cabazitaxel, abiraterone, enzalutamide, crizotinib and anti-PSMA BiTE P-PSMA-101 administered on January 20th, 2021 (0.25 x 10e6 cells/kg; 20 x 10e6 total cells) Grade 1 CRS (fever, APR, LFT, cytokines) in the 2nd week, treated pharmacologically to resolution PSA rapidly decreased >50% ng/mL Study Day PSA (ng/mL), Central PSA(ng/mL), Local 3500 3000 2500 2000 1500 1000 500 0 -20 -15 -10 -5 0 5 10 15 20 Baseline, 2777.40 Baseline, 2495.41 Week 2, 1853 Week 2, 1101.376

Outstanding preclinical efficacy in mouse CRPC models Utilizing the same transposon design and NP manufacturing process as P-BCMA-101, thus similar benefits are expected Significant expansion of P-PSMA-101 cells in patients CRS can be seen but appears manageable when treated promptly One patient death and brief clinical hold after a significant patient non-compliance event where optimal pharmacologic intervention for CRS-spectrum toxicity was not possible Case study: P-PSMA-101 can elicit rapid and significant PSA declines >50% Dose escalation is ongoing and additional patient data will be reported later in year | POSEIDA R&D DAY Summary

The Next Generation of Cell and Gene Therapeutics with the Capacity to Cure

Cas-CLOVERTM Safety Profile: Examining Off-Target Activity Blair Madison, Ph.D.  Senior Director, Genetic Engineering

| PROPRIETARY AND CONFIDENTIAL Poseida Fully Allogeneic CAR-T Approach Patient Patients Healthy Donor Anti-BCMA CAR TCR knock-out MHC I knock-out AUTOLOGOUS CHALLENGES Variable manufacturability of patient material  Long manufacturing time High cost of an individualized product ADVANTAGES Quality: Healthy donor material for consistent potency, higher %Tscm and ease of manufacturing Universal: Off-the shelf product for increased patient access Scalability/cost: Large number of doses for numerous patients from a single manufacturing run ALLOGENEIC

| PROPRIETARY AND CONFIDENTIAL Cas-CLOVER™ Efficiently Knocks-Out (KO) TCR in Resting T Cells For off-the-shelf allogeneic CAR-T products, efficient TCR KO is critical to prevent graft versus host disease (GvHD) Cas-CLOVER™ allows for highly efficient TCR KO across wide range of healthy donors with editing rates of up to 99% Residual TCR+ cells are removed resulting in a highly pure TCR-negative CAR-T product with up to 99.9% TCR KO Cas-CLOVER™ edited & purified cells do not exhibit alloreactivity/GvHD when mixed with donor-mismatched PBMCs

| PROPRIETARY AND CONFIDENTIAL Off-Target Site Identification with GUIDE-Seq/Oligo Capture In cellulo approach (capturing DNA breaks in real time) Unbiased, widely accepted, with high reproducibility Discovers candidate off-targets in context of manufacturing process GUIDE-Seq Process GUIDE-Seq Workflow

| PROPRIETARY AND CONFIDENTIAL Off-Target Site Identification with GUIDE-Seq/Oligo Capture GUIDE-Seq No hits in cancer-relevant genes Captured 152 sites PCR & Amplicon-Seq

| PROPRIETARY AND CONFIDENTIAL Cas-CLOVER Fidelity in T Cells vs. Competing Technology 1. Webber et al., Nat Commun. 2019 Nov 19;10(1):5222. 2. Ren et al., Oncotarget. 2017 Mar 7; 8(10): 17002–17011. 3. Gautron et al., Mol Ther Nucleic Acids. 2017 Dec 15;9:312-321. PD1 TRAC PD1+ TRAC PD1 B2M+ TRBC N = 1 N = 1 N = 2 N = 2 N = 8 Other studies examine few (10 to 25) candidate off-target sites1-3. Our Cas-CLOVER off-target study is ~10x broader and includes 8 donor lots. WT CRISPR Low Off-Target Maximum observed off-target frequency High On-Target High Fidelity in the context of High Efficiency

| PROPRIETARY AND CONFIDENTIAL Cas-CLOVER™ Does Not Contribute to Genome Instability 7q 15q TRBC B2M Sites of Double Strand Breaks Unbalanced Balanced Possible Translocations & Quantification Karyotype Translocations Aberant Metaphases

Translocations in T Cells: Cas-CLOVER™ vs. CRISPR



WT CRISPR
Cas-CLOVER™
% Translocation
2.0
1.0
TRBC1 TRBC2
Desirable KO
TRAC:B2M
B2M:TRAC
PD1:B2M
B2M:PD1
TRAC:PD1
PD1:TRAC
TRBC1-2
TRBC2-1
B2M-TRBC1
TRBC1: B2M
B2M:TRBC2
TRBC2-B2M
Cas9 mRNA
N = 2
Cas-CLOVER mRNA
N = 3

Webber et al., *Nat Commun*. 2019

Cas-CLOVER™ Allogeneic CAR-T translocation rate <0.4%

Other studies (CRISPR & TALENs):

- **4% cells have *TRAC* translocation (FISH)**
  Qasim et al., *Sci Trans Med*. 2017
- **2-2.5% with *TRAC-B2M* translocation**
  Giannoukos et al., *BMC Genomics*. 2018
- **Up to 2% with *TRAC-CD52* translocations**
  Poirot et al., *Cancer Res*. 2015

With Cas-CLOVER™, the avg. rate of translocation with <u>off-target</u> sites <0.01%

85 | PROPRIETARY AND CONFIDENTIAL

POSEIDA THERAPEUTICS

Cas-CLOVER™ Gene Editing in Resting T Cells for Generation of Fully Allogeneic CAR-T



Autologous CAR-T_{SCM}
5.5%
90.2%
1.1%
3.3%
CD45RA
CD62L
Allogeneic CAR-T_{SCM}
9.4%
89.8%
0.3%
0.6%
CD45RA
CD62L
Quadrant Key
T_{SCM} Cell
T_{EM} Cell
T_{CM} Cell
CD45RA
CD62L
CAR-T+ Phenotype
(n=3 donors)
CAR-T (%)
100
80
60
40
20
0
Tscm
Tcm
Tem
Teff
WT
DKO

- The **desirable T_{SCM} cell composition** is maintained in the finished allogeneic product
- A high T_{SCM} composition contributes to **a favorable tolerability profile, likely enabling fully outpatient dosing** similar to Poseida's autologous product candidate (P-BCMA-101)
- Other allogeneic CAR-T products report low % **T_{scm}** (1-9% in published reports)

86 | PROPRIETARY AND CONFIDENTIAL

POSEIDA THERAPEUTICS

The Cas-CLOVER™ yields highly efficient multi-gene knockouts in resting T cells Cas-CLOVER™ exhibits no (or very low) unwanted off-target activity and is thus the “cleanest” site-specific genetic editing system in the industry Cas-CLOVER™ does not adversely affect large-scale genome stability Tscm composition maintained | PROPRIETARY AND CONFIDENTIAL Summary

Immuno-Oncology Pre-clinical Allogeneic CAR-T Programs Devon J. Shedlock, Ph.D. SVP, R&D

Not All T-Cells are Created Equally

The Importance of Stem Cell Memory T Cells (Tscm)


LESS DIFFERENTIATED
MORE DIFFERENTIATED
Stem Cell Memory
Central Memory
Effector Memory
Effector T-Cell
T_{SCM} Cell
T_{CM} Cell
T_{EM} Cell
T_{EFF} Cell
• Self renewing
• Long lived
• Multipotent

piggyBac
Designed to Preferentially Transpose T_{SCM} Cells

STEMNESS MATTERS

Products with High % of T_{SCM} Cells:

- Strong correlation with best responses in the clinic
- More gradual tumor killing with less toxicity
- Better duration of response and potential for re-response
- Key to CAR-T success in solid tumors

89 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Poseida’s Allogeneic CAR-T Platform Offers Many Unique Benefits Allogeneic Platform Incorporates Learnings From Autologous Experience Unique Allogeneic Platform Preserve/improve high TSCM Optimized dosing regimens Healthy donor material Robust manufacturing Dramatic cost reductions Up to 100s of doses TCR knock-out MHC I knock-out FULLY ALLOGENEIC: Multiplex gene editing to address graft vs host (safety) and host vs graft (persistence) Our patented technology is designed to overcome the “Allo Tax” and significantly increase production yield while preserving desirable TSCM attributes of P-BCMA-ALLO1 Booster Molecule | POSEIDA R&D DAY

P-BCMA-ALLO1

Multiple Myeloma: An Iterative Approach to BCMA Targeting

Learning from Autologous with Focus on Allogeneic and Beyond

MULTIPLE MYELOMA – OUR POSITIONING

Multiple Product Candidates	Capacity to Cure	Importance of T_{SCM}	Focus on Tolerability	Addressing the Cost Barrier

P-BCMA-101 → **P-BCMA-ALLO1** → **DUAL (BCMA/CD19) ALLO**

Key Learnings from P-BCMA-101

- T_{SCM} Cells are **the key**
- T_{SCM} improves **safety and tolerability** – much lower reported CRS and neurotox
- Fully **outpatient** dosing
- **Binder** choice is important
- Optimizing **manufacturing process** is critical

P-BCMA-ALLO1 and Dual (BCMA/CD19)

- **Preserving** T_{SCM}
- **VH Binders** for Allo and Dual CAR programs
- Booster Molecule enables **100s of doses**
- Safety, off-the-shelf convenience and low cost is an **industry game changer**
- Allo and Dual CAR approach the **next step**

92 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-BCMA-ALLO1: Our Booster Molecule Technology in Action Increase Fold Expansion of CAR-T Preserve High % of TSCM Cells Individual Donors Doses at 150x106 Top Donors Yield 100s of Doses % TSCM P-BCMA-ALLO1 Top Donors Yield Highest Percentage TSCM | POSEIDA R&D DAY Overcomes the “Allo Tax”

P-BCMA-ALLO1 Showed Equal or Better Results than an Autologous Version in vitro Potent Target Cell Killing & Cytokine Secretion High Proliferative Capacity | POSEIDA R&D DAY

P-BCMA-ALLO1 Showed Equal or Better Results than an Autologous Version in vivo P-BCMA-ALLO1 was comparable to P-BCMA-101 (non-edited) CAR-T complete tumor elimination similar CAR-T cell expansion This stringent model has been fine-tuned using P-BCMA-101 clinical samples with known outcomes 100% positive predictive value: If clinical product completely killed tumor in the animal model, then it also had excellent activity in the clinical trial Efficacy in Multiple Myeloma Cancer Model (RPMI-8226) 100% Tumor Elimination After ~3 Weeks | POSEIDA R&D DAY

P-BCMA-ALLO1 Demonstrates Tumor Control and Durability in a Challenging MM1S Preclinical Model Tumor Relapse Control at Standard Dose Tumor Control In Vivo Durability | POSEIDA R&D DAY

P-MUC1C-ALLO1

Our product candidates have a high percentage of TSCM cells, which hold the potential to engraft, self renew and create wave after wave of effector cells with one administration Multiple Product Candidates in Solid Tumor Indications Stem Cell Memory T Cells Key to CAR-T Success in Solid Tumors DOSE DOSE DOSE DOSE Poor CAR-T responses in solid tumors to date with T cell products comprised of maturated effector T cells, but some complete responses if multiple doses are administered CONVENTIONAL PERCEPTION OUR APPROACH | POSEIDA R&D DAY

P-MUC1C-ALLO1: Allogeneic Solid Tumor Program with Broad Potential

Our Approach vs Others


NORMAL CELL
CANCER CELL
Others:
MUC1-N (Tn VNTR)
MUC1-N
Variable number tandem repeats (20 to 120 VNTR per MUC1 molecule)
Poseida:
P-MUC1-C-101
MUC1-C
Core-2 glycosylations
Core-1 glycosylations low level and aberrant glycosylations (Tn antigen)

Tumor Type	Total MUC1 Expression (%)*	Poseida MUC1C IHC frozen tissue data (%)**
Breast	91	92
Ovarian	83	93

**American Cancer Society, 2017; **Positive samples defined as:*
Frequency: + - occasional cells, ++ - few cells, +++ - many cells
Intensity: 2 - mild, 3 - moderate, 4 - heavy staining


Breast
Ovarian

- MUC1 is highly polymorphic and normally expressed on apical surface of epithelium
- On cancer cells, an aberrant form is expressed, and polarity is lost
- P-MUC1C-ALLO1 epitope may be tumor-specific and is retained on the cell surface following cleavage of MUC1-N

- **P-MUC1C-ALLO1** potentially addresses patient populations in **multiple solid tumor indications** including many epithelial-derived cancers
  - Breast, Ovarian, NSCLC, Colorectal, Pancreatic and others
- **High Representation of P-MUC1C-ALLO1 Epitope** in Breast and Ovarian Cancer

99 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-MUC1C-ALLO1 CAR-T Demonstrated Potent In Vivo Activity Triple-Negative Breast Cancer Model Ovarian Cancer Model 100% Tumor Elimination After ~2 Weeks TRIPLE-NEGATIVE BREAST (MDA.MB.468) AND OVARIAN CANCER (OVCAR3) MODELS | POSEIDA R&D DAY

P-PSMA-ALLO1

P-PSMA-ALLO1: Optimized Allogeneic Version of P-PSMA-101 All the advantages of our fully allogenic platform Superior single domain (VH) binder technology (VCAR) Efficacy of PSMA VH CAR at "Stress Test" Dose in Difficult Prostate Cancer Model (LNCaP.luc) 100% Tumor Elimination After ~4 Weeks | POSEIDA R&D DAY

Dual CAR-T Programs

The Advantages of Dual Antigen Targeting with Dual CAR T

1. Overcome single antigen loss (heme)

CD19 CAR T clinical trials: 7-39% of relapse is caused by loss of CD19 antigen

2. Target heterogeneous tumors (solid)

Highly heterogeneous antigen expression may contribute to modest CAR-T clinical responses against solid tumor


Single CAR
Co-administered
Tumor
CD19
CD20
CD19
CAR T cell
CD 20
CAR T cell
Dual CAR
Co-localized dual
engagement
Tandem CAR
Conformation
challenges?

Shah et al., Front Oncol. 2019; 9: 146

Poseida's PB transposon system has large cargo capacity and can effectively deliver two individual CARs, with capacity for safety switch, selection gene (and/or others) → **Competitive advantage**

104 | POSEIDA R&D DAY

Dual CAR is More Effective In Vivo Than a Tandem CAR Comparing various formats of our single-domain VH binders: Single CAR Single Tandem CAR Dual CAR We have learned: A tandem CAR may be better than a single CAR However, a Dual CAR-T is always better than a single or tandem CAR-T Lessons learned will be implemented in future pipeline programs Dual CAR-T vs Single Tandem | POSEIDA R&D DAY

Dual-Target Allogeneic CAR-T Product Candidates

piggyBac's Large Cargo Capacity Enables the Next Wave of Opportunity

Proof of Concept



% Cytotoxicity @ Highest E:T Ratio
100
80
60
40
20
0
K562
IMR-32 (GD2+)
Nalm-6 (CD19+)
PC3 (PSMA+)
H929 (BCMA+)
GFP
1 CAR
2 CARs
3 CARs
4 CARs
Multiple CARs

piggyBac shown to deliver 6 genes, including 4 fully functional CAR molecules plus a selection gene and a reporter gene in a single transgene

- Cargo capacity can also enable **armoring or other strategies** to drive efficacy or durability

Our Approaches Beyond Single CARs

Dual-CAR



CD19 VH
CD20 VH
Cell membrane
4-1BB
4-1BB
CD3z
CD3z

Dual-CAR Tandem



CD19 VH#2
CD20 VH#2
CD19 VH#1
CD20 VH#1
4-1BB
4-1BB
CD3z
CD3z

CAR-TCR



TCR
CAR
TCR α
TCR β
4-1BB
CD3z

Initial Products

1. **ALLO CD19/CD20**
   B cell Leukemia and Lymphoma

2. **ALLO CD19/BCMA**
   Multiple Myeloma

3. **Dual ALLO (Undisclosed)**
   Solid Tumors

106 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

CD19/CD20 Dual CAR Program for B Cell Malignancies Dual antigen targeting can increase efficacy CAR-T killing of Raji tumor cells | POSEIDA R&D DAY Lead optimized CD19/CD20 Dual CARs are under study - Quad-cistronic vectors Dual CAR-T maintain high % TSCM POC studies demonstrate Dual CARs kill (double-positive cancer cells) better than either single CAR-T alone

Summary: Immuno-Oncology Pre-clinical Allogeneic CAR-T Programs

- All programs are **fully allogeneic**, addressing both graft vs. host and host vs. graft
  - Donor selection allows for generation of products with **exceptionally high percentage Tscm**
  - **Booster molecule enables 100s of doses** from a single manufacturing run
- Pipeline candidates demonstrate **high efficacy in mouse tumor models**. Also:
  - P-MUC1C-ALLO1 has **potent activity against a wide range of human tumors**
  - P-PSMA-ALLO1 uses a **superior VH CAR (VCAR)**
  - Dual CAR-T programs are **facilitated by piggyBac's large cargo capacity**
- **INDs** in 1H 2021 (P-BCMA-ALLO1) and 4Q 2021 (P-MUC1C-ALLO1)

108 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Poseida In Vivo Gene Therapy Programs

Poseida Fully Allogeneic CAR-T Approach The goal of our in vivo gene therapy program is to enable single treatment cures of genetic diseases by combining the piggyBac® Gene Delivery System with Poseida’s proprietary gene delivery platforms | POSEIDA R&D DAY AAV (SPB-DNA) AAV (PB-DNA) Nanoparticle (SPB – RNA) AAV (PB-DNA) Nanoparticle (SPB – RNA) Nanoparticle (PB – DNA) P-OTC-101 P-FVIII-101 Viral Non-Viral

piggyBac® Changes the Game in Liver-Directed Gene Therapy

Exploring piggyBac®+AAV followed by piggyBac®+Nanoparticle


AAV + piggyBac® Transposon
AAV + PiggyBac® Transposase
Liver Cell Replication
Clearance of Majority of Non-integrated AAV
Residual AAV
Integrated Transposon

Single-treatment cure in mouse models of OTC, ASS1, PFIC3


Viral
Non-Viral
AAV (SPB-DNA)
AAV (PB-DNA)
Nanoparticle (SPB – RNA)
Nanoparticle (PB – DNA)
Luc Transposon Alone
Transposase + Luc Transposon
PB DNA LNP
SPB mRNA LNP
PB DNA LNP
Juvenile Mice at *7 months* post injection
(Injected at 4 Weeks)
CMV Promoter
0.25mg/kg DNA-LNP
0.25mg/kg RNA-LNP

111 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

P-OTC-101 Moving Toward the Clinic

Single Injection Corrects OTC in Preclinical Model



AAV (SPB-DNA)
AAV (PB-DNA)

Untreated

AAV Alone

piggyBac® OTC



66x Increase

Cunningham et al. (2015) Hepatology

- piggyBac®-based product **showed single-treatment cure in OTC mouse model** that is otherwise fatal by Day 21
- **>80% of hepatocytes permanently corrected**
- Persistence of OTC **expression observed into adulthood**
- Resulted in **126x increase in OTC levels**
  - Potential to significantly **reduce dosing**
- **All treated mice survived**


126x Increase
100
10
1
0.1
0.01
OTC Activity (Fold diff over WT)
AAV Alone
piggyBac OTC


piggyBac OTC
AAV Alone
100
80
60
40
20
0
Percent Survival
0
10
20
30
Days

112 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

A Single Injection of PB-ASS1 Cures Citrullinemia Type I  | POSEIDA R&D DAY ASS1 -/- mice exhibit an abnormal skin and hair phenotype (left) and will die in the neonatal period if untreated. However, ASS1 -/- mice treated with PB-ASS1 grow hair and survive to adulthood (right) Cunningham et al. (2015) Hepatology AAV (SPB-DNA) AAV (PB-DNA)

A Single Dose of PB-ABCB4 Cures PFIC3 | POSEIDA R&D DAY Significant reduction in incidence of macroscopic tumors* in PB-treated Abcb4-/- mice *tumors > 1 mm Untreated pB Treated Across all age cohorts: 7% of PB-treated showed tumors, 95% of untreated Abcb4-/- showed tumors Siew et al. (2019) Hepatology AAV (SPB-DNA) AAV (PB-DNA)

A Single Dose of PB-FIX Results in Nearly Normal Expression Levels of hFIX | POSEIDA R&D DAY Siew et al. (2019) Hepatology Nanoparticle (SPB – RNA) AAV (PB-DNA)

Former Professor of Medicine and Chief of Gastroenterology at UCSF Helped start UCSF liver transplant program Served as Editor-in-Chief of the Journal of Clinical Investigation Served as President of the American Society for Clinical Investigation Headed clinical development at Chiron Performed first human gene therapy trial for hemophilia Chief Medical and Development Officer at Hyperion Developed and launched Ravici for urea cycle disorders Speakers – P-OTC-101 | POSEIDA R&D DAY Dr. Bruce Scharschmidt, M.D.

Research Associate Professor of Pediatrics at the Perelman School of Medicine at the University of Pennsylvania Member of the Division of Hematology and the Perelman Center for Cellular and Molecular Therapeutics at The Children’s Hospital of Philadelphia Her research focuses on factor VIII, gene-based therapeutics for hemophilia A and the immune responses to factor VIII Characterization of novel FVIII variants with higher specific activity and improved secretion Development of factor VIII transgenes that augment factor VIII expression Studies to understand the fate of the AAV vector DNA after gene delivery Speakers – P-FVIII-101 | POSEIDA R&D DAY Dr. Denise Sabatino, Ph.D.

Liver Directed Gene Therapy P-OTC-101 Bruce F. Scharschmidt, M.D.

| POSEIDA R&D DAY Why the Liver? Nutrient Metabolism & Triage Glycogen storage diseases Hypercholesterolemias / dyslipidemias Organic acidemias Amino acid disorders Toxin Disposition Crigler-Najjar syndrome Urea cycle disorders Drug clearance Bio-Factory Hemophilias (FVIII, FIX deficiency) Apolipoprotein deficiency Alpha-1-AT deficiency Liver Diseases Inherited (PFIC, Wilson’s) From the New York Times, 2017; “The Liver: A ‘Blob’ That Runs the Body”

| POSEIDA R&D DAY Features Common to Many Inherited Metabolic Disorders Including Urea Cycle Disorders accumulation of precursor deficiency of product block Disease results from accumulation of upstream precursor and/or deficiency of downstream product Hi-fidelity / translatable dosing biomarker(s) Intermittent metabolic crises The more severe the defect, the earlier it manifests Diet +/- drug Rx insufficient for the most severely affected Major unmet need

| POSEIDA R&D DAY Ammonia (NH3) Resulting from Protein Catabolism is Converted to Urea and Excreted The Human Body Has No Depot for Excess Nitrogen Protein Bone, muscle, other body tissues urea cycle WASTE NH3 Glycogen (liver & muscle) Triglycerides (adipose tissue & liver) DEPOT Carbohydrates Fat Urea (excreted in urine)

Urea (excreted in urine) Intake Both ‘alternate pathway’ phenylacetic acid prodrugs Two approved drugs: (Sodium phenylbutyrate [NaPBA, Buphenyl®, glycerol phenylbutyrate [GPB, Ravicti®]) Phenylacetylglutamine (excreted in urine) | POSEIDA R&D DAY OTC Deficiency Treatment: Dietary Protein Restriction & Alternative Pathway Drugs WASTE Protein Bone, muscle, other body tissues urea cycle NH3

Liver Transplantation Early onset, mostly male. Prone to frequent crises, brain damage, death despite diet and drug Rx | POSEIDA R&D DAY X-Linked OTC Deficiency: Spectrum of Illness Ranges from Early Onset Catastrophic Illness to Asymptomatic ‘Healthy’ or Mild Dietary Restrictions Diagnosed by family history, later in life or not at all; Mostly female heterozygotes Severity of Illness Frequency of Hyperammonemic Crises Drug & Diet Often diagnosed later in life; Mgm’t includes protein restriction, GPB or NaPBA Residual OTC activity Severity of Metabolic Defect ~50% Normal OTC Activity <<10% Normal OTC Activity

| POSEIDA R&D DAY Early Onset/Severe OTC Deficiency: Major Unmet Need and Opportunity for Benefit 1 day 7 days 1 mo 6 mos 2 yrs 7 yrs 30 yrs Neonatal/Early Onset (≤30 days after birth) Later Onset (1 mo – 16 years) Females vs. Males 1 Brassier et al., Orphanet Journal of Rare Diseases , 2015 (French series spanning 1971-2011) 2 Yu et al., Transplantation Proc., 2015 (US/UNOS liver transplant series spanning 1987-2011) 3 Haberle et al., J. Inh. Metab. Dis. 2019 (Guidelines for the diagnosis and management of urea cycle disorders) Age Groups (years) Survival1 Liver Transplantation2,3

| POSEIDA R&D DAY Shortcomings of Current Approaches AAV alone Episomal, diluted with cell division Not well-suited for durable, high-level expression in rapidly growing tissues Liver transplantation Expensive Inaccessible to many Infants/children at risk for lethal crises while they grow sufficiently to render it feasible, or while on waiting list Lifetime immunosuppression-related cost & morbidity Cunningham et al. (2015) Residual AAV Integrated Transposon AAV + PiggyBac Transposase Hepatocelluar Replication Clearance of Majority of AAV Episome AAV Alone

Rationale for piggyBac®

- With AAV-piggyBac®, Cunningham et al.
  - Reported single injection correction of the two UCD subtypes (OTC & ASS deficiency) usually responsible for early onset illness
  - In the OTC deficient Spf^{ash} mouse model
    - Durable, high-level transgene expression
    - Rescue of lethal phenotype
    - OTC activity increased up to 100x
  - Reported single injection correction of a genetic cholestatic liver disorder affecting infants and young children (PFIC3)



AAV Alone
AAV + PiggyBac® Transposase
Hepatocelluar Replication
Clearance of Majority of AAV Episome
Residual AAV
Integrated Transposon

Cunningham et al. (2015)

126 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

AAV Tropism in Murine and Human Hepatocytes - KP1 | POSEIDA R&D DAY KP1 selected as lead capsid Infects mouse hepatocytes in vivo Infects primary human hepatocytes in vitro Comparable VCN between FRG KO humanized and WT mice livers Favorable neutralization profile  reporter gene

| POSEIDA R&D DAY SPB Enhances Transgene Expression in Growing Liver AAV-OTC Control AAV-SPB + AAV-OTC +/- AAV-SPB AAV-OTC Liver Bioluminescence Liver Bioluminescence

| POSEIDA R&D DAY SPB Enhances Transgene Expressing Hepatocytes in Growing Liver AAV-OTC reporter + AAV-SPB AAV-OTC reporter alone +

AAV SPB + AAV OTC AAV OTC NP SPB + AAV OTC | POSEIDA R&D DAY Comparable SPB Enhancement of Transgene Expression in Growing Liver with AAV or NP Delivery +/- AAV-OTC AAV-SPB NP-SPB or + AAV-OTC + AAV SPB AAV-OTC + NP SPB mRNA AAV-OTC Liver Bioluminescence Liver Bioluminescence

| POSEIDA R&D DAY Comparable SPB Increase in Transgene Expressing Hepatocytes in Growing Liver with AAV or NP Delivery AAV-OTC-reporter alone + AAV-SPB + AAV-OTC-reporter + NP-SPB mRNA + AAV-OTC-reporter

IND in 2022 Platform validation for AAV-piggyBac® combination with any AAV capsid/system Validation for single treatment cure approach for pediatric metabolic (and other) diseases | POSEIDA R&D DAY piggyBac® for OTC Deficiency

Nano-PB FVIII for Hemophilia A Denise Sabatino, Ph.D. Research Associate Professor The Children’s Hospital of Philadelphia The University of Pennsylvania

An X-linked bleeding disorder caused by a deficiency in factor VIII (hemophilia A) or factor IX (hemophilia B) Prevalence at birth is 1/5000 males worldwide 80% of affected individuals have hemophilia A Frequent bleeding episodes Characterized by frequent spontaneous bleeding episodes, mostly into soft tissues and joints. Bleeds into joint spaces results in cartilage fibrosis, loss of joint space and arthropathy FVIII activity correlates with the severity of the disease | POSEIDA R&D DAY Hemophilia Severity Classification FVIII Activity Bleeding Tendency Bleeding frequency Relative Incidence of Cases (%) Severe <1% Frequent spontaneous bleeding Weekly 50% Moderate 1-5% Some spontaneous bleeds; bleeding after minor trauma Monthly 30% Mild >5-40% Bleeding with significant trauma or surgery Potentially never 20%

Protein replacement therapy Plasma derived or recombinant FVIII; Extended half-life FVIII Requires frequent infusions of protein Average annual cost of protein products is $125,000-400,000 1 Non-factor based therapy --Emicizumab (Hemlibra) Bi-specific antibody that binds to FIXa and FX and mimics FVIII function Gene therapy | POSEIDA R&D DAY Current Treatments for Hemophilia Arruda, Doshi and Samelson-Jones, Blood 130(21):2252, 2017 1Croteau Haemophilia 21:285, 2015

Continuous maintenance of clotting factor in circulation Levels of clotting factor >12% 1 Prevent tissue damage and improve disease phenotype More convenient | POSEIDA R&D DAY Goals for Novel Therapeutics for Hemophilia Circulating levels of clotting factor 100% 1% 40% 5% Severe hemophilia Moderate hemophilia Mild hemophilia 1Den Uijl et al. Haemophilia, 17(6):849, 2011

Hemophilia A Hemophilia B Gene Factor VIII Factor IX Size of gene (cDNA) 186 Kb (7.1 Kb) 34 Kb (2.8 Kb) Concentration of Protein in Circulation 0.1 mg/ml 5 mg/ml Patients with inhibitory antibodies to the protein 25-30% 5% | POSEIDA R&D DAY Differences Between Hemophilia A and B that Impact Development of Novel Therapeutics

Limited cargo size (4.7 kb) Challenging to use AAV for large transgenes, e.g., factor VIII Pre-existing immunity to AAV through natural infections ~40% of population has anti-AAV antibodies that excludes them from current clinical studies CD8 T cell responses to the AAV capsid can result in a loss of transgene expression due to the elimination of transduced cells; transient immune suppression can mitigate loss of transgene expression Re-administration is not feasible due to development of anti-AAV antibodies after initial vector administration AAV primarily remains in an episomal form and does not integrate Episomal forms can be diluted out upon cell division Important consideration for treating pediatric patients ~25% of hemophilia patients are under the age of 10 Promising clinical data in multiples studies but unknown if expression will be long lasting Long-term expression for up to 10 years after AAV delivery of factor IX for hemophilia B Several hemophilia A studies have shown a decline in factor VIII expression after AAV delivery High systemic doses of AAV is associated with toxicity and fatalities in several trials for other diseases | POSEIDA R&D DAY Adeno-associated Viral (AAV) Mediated Gene Therapy for Hemophilia

Potential for AAV Integration and Genotoxicity After AAV Gene Therapy

- rAAV predominantly non-integrating with therapeutic transgene existing as episomes.[1]
- Integration events have been observed in mice, non-human primates and humans.[2,3,4]
- In mouse models, AAV integration was associated with hepatocellular carcinoma (HCC) after delivery of AAV during the neonatal period but also in adult animals.[3,4]
  - vector dose-dependent
  - dependent on enhancer/promoter element
- HCC has not been observed in large animal models or in humans to date.

[1] *Nakai et al. J Virology 75(15):6969, 2001* [2] *Gil-Farina et al. Mol Therapy 24:1100, 2016*
[3] *Chandler et al. JCI 125(2):870, 2015* [4] Reviewed in *Chandler, Sands and Venditti, Human Gene Therapy 28(4):314, 2017*

139 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Studies of Durability and Genetic Consequences of AAV-Mediated Delivery of Factor VIII in Hemophilia A Dogs

Two chain delivery of canine FVIII


TBG
Heavy chain
TBG
Light chain

3.9 kb

3.8 kb

TBG = thyroxine-binding globulin gene promoter/enhancer

AAV Serotype	Dose (vg/vector/kg)	Total Vector Dose (vg/kg)
AAV8 or AAV9	1.25×10^{13}	2.5×10^{13}
	6.0×10^{12}	1.2×10^{13}



Hemophilia A dogs

<1% cFVIII activity

Single chain delivery of canine B-domain deleted FVIII


hAAT
Heavy chain
Light chain

hAAT = human apolipoprotein gene hepatic control region and human α-1-anti-trypsin promoter

AAV Serotype	Total Vector Dose (vg/kg)
AAV8	4×10^{13}
	2×10^{13}

Sabatino et al. Mol Ther 19(3):442, 2011
Nguyen, Everett Nature Biotechnol 39(1):47, 2020

140 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Long Term Dose-dependent Expression of cFVIII in Hemophilia A Dogs After AAV-FVIII Delivery

Two Chain Delivery

AAV8 or AAV9


TBG
Heavy chain
TBG
Light chain

2.5×10^{13} vg/kg
1.2×10^{13} vg/kg


Woodstock
F24
J60
Linus
H19
% cFVIII activity
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10
Years post vector administration

Single Chain Delivery

AAV8


hAAT
Heavy chain
Light chain

4×10^{13} vg/kg
2×10^{13} vg/kg


M50
M06
L51
M66
% cFVIII activity
15
10
5
0
0 1 2 3 4 5 6 7
Years post vector administration

141 | POSEIDA R&D DAY

Nguyen, Everett Nature Biotechnol 39(1):47, 2020

POSEIDA THERAPEUTICS

Nguyen, Everett Nature Biotechnol 39(1):47, 2020 Liver samples were collected from the dogs at the end of the study for DNA analysis Integration events were found distributed throughout the dog genome Correlation between the number of AAV DNA copies and the number of integration events Integration favored in transcription units and oncogenes | POSEIDA R&D DAY DNA Analysis of AAV Genomes After Gene Therapy

Nguyen, Everett Nature Biotechnol 39(1):47, 2020 54 abundant clonal populations (≥5 cells) were identified. Several clonal expansions had integrations near genes associated with growth control and cancers in humans. Sequence analysis showed that most of these integrated forms were rearranged or truncated and would not produce functional FVIII | POSEIDA R&D DAY Evidence for Clonal Expansion at Sites of AAV Integration

Stable and sustained FVIII expression up to 10 years in a large animal model of hemophilia A. An increase in FVIII activity that was 4 times the steady state levels was observed in 2 of 9 dogs. While AAV integration and clonal expansion were observed, the dogs had no evidence for tumorigenesis. Hepatocellular carcinoma has not been associated with AAV in any clinical trial to date. A therapeutic strategy that results in stable transgene expression but without the possibility of random AAV integration would be highly desirable. | POSEIDA R&D DAY Summary of Studies of AAV Delivery of FVIII in Hemophilia A Dogs

Single treatment cure of Hemophilia A may be possible by combining piggyBac technology with nanoparticle technology, with additional advantages over AAV-based therapy: No pre-existing immunity No toxicity from immune response to high titer AAV No toxicity from integrating AAV No generation of immunity (ability to readminister) Sufficient cargo capacity for desired transgene Ease of manufacturing | POSEIDA R&D DAY Rationale of piggyBac® Gene Modification for Treating Hemophilia Replacing AAV with piggyBac LNPs Transposase (SPB - RNA) Transposon (FVIII – DNA) Hepatocyte Replication Clearance of AAV Episome Residual AAV Integrated Transposon AAV (FVIII-DNA)

Formulation of FVIII DNA and piggyBac® mRNA LNPs at Poseida

FVIII DNA Transposon LNP



PB ITR
cHS4 Insulator
Liver-Specific Promoter
BDD-FVIII 4.37kb
Poly(A)
cHS4 Insulator
PB ITR
nanoPlasmid

Super piggyBac® (SPB) mRNA Transposase LNP



SPB 1.8 kb
mRNA

146 | POSEIDA R&D DAY

| POSEIDA R&D DAY Nanoparticle (SPB – RNA) Nanoparticle (PB – DNA) Nanoparticles encapsulating SPB mRNA and human FVIII DNA transposon co-administered IV to wild type mice on day 1 of life Concentration of human FVIII protein reaches 135% of normal levels FVIII maintained over duration of study despite dividing liver hFVIII Delivery by LNP to Newborn Mice Results in Therapeutic hFVIII Protein Levels on Day 21

piggyBac® gene modification delivered via lipid nanoparticle technology may provide a safe and cost-effective strategy for long-term correction of hemophilia A. Approach can be used in pediatric patients to achieve long-term expression without need for re-administration. May allow treatment of patients who have pre-existing immunity to AAV that would otherwise exclude them from current AAV-based clinical studies. | POSEIDA R&D DAY Summary

Emerging Discovery: TCR-T Platform CAR-T Outside of Oncology HSC Platform iPSC Platform CAR-NK Cells for Oncology

Poseida's TCR-T Cell Platform Sumiti Jain, Ph.D. Director, Immuno-Oncology

Advantages of Poseida's Allogeneic TCR-T Products

Off-the-shelf TCR-T cell product candidates, derived from healthy donors and leveraging our allogeneic CAR-T program, could treat any HLA-matched patients

TCR-T approach may **overcome limitations** of antigen availability that CAR-T faces (by accessing intracellular antigens), expanding indications in oncology and into new areas (infectious disease, autoimmune, etc.)

TCR-T approach may be **combined with CAR-T approach**

PARTNERSHIP WITH

TSCAN THERAPEUTICS

TScan platform can identify **high affinity TCRs** targeting desired immunodominant epitopes


Identify natural targets of T cells in patients
Identify target-reactive TCRs
Novel TCR α/β and target pairs
Express TCR α/β and test reactivity in T cells

151 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

KLW YLQ LLY | POSEIDA R&D DAY Anti-SARS-CoV-2 Proof Of Concept EPITOPE PROTEIN TCR αβ clones KLWAQCVQL ORF1ab 63 YLQPRTFLL S (spike) 31 LLYDANYFL ORF3a 29 Three immuno-dominant HLA-A*02:01 restricted epitopes identified from convalescent COVID-19 patients Epitope-reactive TCRs identified TCR αβ sequences cloned à to be tested in engineered T cells

TCR-T May Be Effective Against Highly Infectious and Potentially Vaccine-resistant Emerging Mutants Of SARS-CoV-2



SARS-CoV-2 SPIKE PROTEIN
H49Y
L5F
D614G +L5F
145del
Q239K
D614G
D614G+ Q675H
A831V
D614G+ A845S
D936Y
D614G+ S943T
G1124V
D614G+ M1229L
D614G+ M1237I
1
305
788
912
1163
1273
NTD
RBD
FP
HR1
HR2
TM
CP
13
319
541
806
984
1213
L8V
L8W
D614G+ Q239K
D614G+ Q321F
V615L
D614G+ A831V
D839Y
D614G+ A879S
S943T
D614G+ D936Y
D614G+ P1263L
P1263L
D839E
S943R
D614G+ S939F
Poseida/TScan
YLQ, 267-277
Brazil
E484K
S Africa, Brazil
N501Y
UK Variant : N501Y, A570D, D614G, P681H, T716I, S982A, D1118H, Δ69-70, Δ144

SARS-CoV-2 Spike mutations observed in the UK, South Africa or Brazil strains do not overlap with the TScan/ Poseida TCR epitope YLQ (267-277)

153 | POSEIDA R&D DAY

| POSEIDA R&D DAY Identification of TCR αβ Pairs for TCR-T: Assess Epitope-Specific Activity and Functional Avidity Generate TCR-T cells at Poseida à in vitro & in vivo testing Screen pairs for expression and epitope specific reactivity Triage for functional avidity

| POSEIDA R&D DAY Representative data shown TCR αβ Pairs Exhibit Epitope-Specific Reactivity No TCR NY-ESO-1 TCR [Positive control] COVID-TCR Pair A NY-ESO-1 peptide No peptide COVID peptide INFγ CD8

| POSEIDA R&D DAY Epitope-reactive COVID TCRs Exhibit Potent Functional Avidity YLQ LLY KLW Higher avidity TCR Lower avidity TCR

| POSEIDA R&D DAY PiggyBac®-Engineered TCR-T Cells are Functional in vitro and Maintain High Percentage of Desirable Tscm Cells NY-ESO-1 TCR-T In vitro effector function against target cell NY-ESO-1 TCR-T Maintains % Tscm *Both Mock and NY-ESO-1-TCRαβ cells are gene-edited by Cas-CLOVER to KO endogenous TCR-β Effective Tumor Control

piggyBac® technology can be leveraged to deliver target-specific CAR and TCR αβ to target both intra- and extra-cellular antigens in same product (we have already demonstrated delivery of six functional genes in a single transgene) Hybrid CAR/TCR-T cells may exhibit better killing and higher tumor infiltration in solid tumor indications | POSEIDA R&D DAY Combination of CAR-T and TCR-T Platforms Multi-CAR Experiment

Poseida’s piggyBac® and Cas-CLOVER™ gene editing technologies can be leveraged to generate effective and functional off-the-shelf TCR-T product candidates with a high percentage of highly desirable Tscm cells Our TCR-T platform may be leveraged to increase the number of potential indications in oncology and allow us to expand the number of non-oncology indications (infectious diseases, autoimmunity, etc.) Hybrid CAR/TCR-T product candidates are enabled by the massive cargo capacity of piggyBac® and may exhibit better killing and higher tumor infiltration in solid tumor indications | POSEIDA R&D DAY Summary

Poseida's CAR-T Platform Beyond Oncology Nina Timberlake, Ph.D. Associate Director, Gene Therapy

| POSEIDA R&D DAY CAR-T cells: A Mechanism for Targeted Cell Removal CAR-T cells have traditionally been targeted at tumors…. …but there are other cells in the body that may be desirable to target for killing CAR-T Cell Tumor Cell Target Cell Chimeric Antigen Receptor T cell effector molecules

| POSEIDA R&D DAY Reimagining CAR-T Cell Targets Infectious Disease Allergy/Asthma Global allergy immunotherapy market was >$2B in 2020 and rapidly expanding Targeting of infected cells or directly targeting some pathogens Mast cell (or other allergy-related cell) Transplant Conditioning Great need for safer, more specific bone marrow conditioning regimens Hematopoietic stem cell Yeast

| POSEIDA R&D DAY Hematopoietic Stem Cell (HSC) Transplants: The Potential to Cure Mono Gran Ery Mega NK B CD8 CD4 CLP GMP MEP CMP MPP HSC LMPP Hematopoietic stem cell transplant (HSCT) renews and re-primes the entire immune system Risks associated with the procedure generally preclude its use except in cases of fatal disease or high unmet medical need (e.g., oncology) A safer, more specific conditioning regimen could improve patient outcomes and greatly expand the number of indications (e.g., treatment of autoimmune diseases)

| POSEIDA R&D DAY The Concept: CAR-T Cells for Selective Depletion of HSCs Prior to Hematopoietic Stem Cell Transplant (HSCT)

| POSEIDA R&D DAY Competitive Advantage of Stem Cell-Directed piggyBac® CAR-T Cells piggyBac ® CAR-T Cells Antibody-drug conjugates Trafficking of cells to bone marrow may reduce systemic circulation and “off-HSC” toxicity High systemic drug concentration may result in increased “off-HSC” toxicity CAR-T cells home and preferentially expand at the site of target cells Bone Marrow Homing 1

| POSEIDA R&D DAY Competitive Advantage of Stem Cell-Directed piggyBac® CAR-T Cells Antibody-drug conjugates Rapid and controllable clearance Prolonged and variable clearance Rapid clearance of CAR-T cells prior to donor transplant Safety Switch 2 CAR-T cells home and preferentially expand at the site of target cells Bone Marrow Homing 1 piggyBac ® CAR-T Cells

| POSEIDA R&D DAY Competitive Advantage of Stem Cell-Directed piggyBac® CAR-T Cells Combinatorial Dual CAR-T may allow further reduction in off-HSC toxicity HSCs HPCs Other cells Target 1 Other cells HSCs Target 2 Rapid clearance of CAR-T cells prior to donor transplant Safety Switch 2 Potential for highly specific targeting of HSC subset Partial Activator CAR 3 CAR-T cells home and preferentially expand at the site of target cells Bone Marrow Homing 1

Anti-c-kit CAR-T Cells Control CAR-T Cells Whole body flux at 28 days post-tumor injection Overall Survival | POSEIDA R&D DAY Competitive Advantage of Stem Cell-Directed piggyBac® CAR-T Cells Lead anti-HSC target doubles as potential AML target Application to Oncology Indications 4 Rapid clearance of CAR-T cells prior to donor transplant Safety Switch 2 Potential for highly specific targeting of HSC subset Partial Activator CAR 3 CAR-T cells home and preferentially expand at the site of target cells Bone Marrow Homing 1 Anti-c-kit CAR-T cells clear disseminated disease and significantly prolong survival in the Nomo-1 xenograft model of AML

| POSEIDA R&D DAY Anti-c-kit CAR-T Cells Accumulate in Bone Marrow and Deplete HSCs Luciferase labelled CAR-T cells traffic to the bone marrow of humanized mice where they proliferate and kill human CD34+ stem and progenitor cells with 90% depletion measured 10 days post-transplant Anti-c-kit CAR-T cells Control CAR-T Cells

Safer non-genotoxic conditioning regimens may reduce transplant morbidity and mortality, resulting in better outcomes and a greatly expanded number of potential indications Preliminary in vivo experiments have demonstrated the ability of anti-c-Kit CAR-T cells to deplete human stem cell grafts in NSG mice and to prolong survival in a mouse model of AML On-going studies will evaluate the use of anti-c-kit CAR-T cells as conditioning agents in a full allogeneic transplant model Future progress on this program will intersect with our dual CAR-T and CAR-HSC programs and inform the development of an AML therapy | POSEIDA R&D DAY Summary

Poseida’s Ex Vivo Genetic Engineering Platform: Hematopoietic Stem Cells (HSCs) Claire S. Koechlein, Ph.D. Associate Director, Research

Translating Our CAR-T Success to Other Cell Types

GENETIC ENGINEERING

High and durable expression in HSCs via piggyBac® delivery. Efficient KO using Cas-CLOVER™

ADDITIONAL TOOLS

Some tools developed for the T cell programs can be utilized for HSCs (e.g., safety switch, positive selection)

APPLICATIONS

Can create unlimited number of genetically-modified version of any downstream cell type


CD34+ HSPCs
HSC
MPP
LMPP
CMP
CLP
GMP
MEP
CD4
CD8
B
NK
Mono
Gran
Ery
Mega

172 | POSEIDA R&D DAY

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B2M + Cas-CLOVER - Cas-CLOVER | POSEIDA R&D DAY Cas-CLOVER™ Editing is Highly Efficient in HSCs 57% Knockout of B2M in achieved in HSCs

| POSEIDA R&D DAY Model for piggyBac® Gene Delivery in Hematopoietic Stem Cells Successful adaptation of CAR-T gene therapy strategy to HSCs Isolation of HSCs from mobilized peripheral blood Transplantation of transposed HSCs Gene Delivery via piggyBac® Expansion of transposed HSCs Selection of transposed HSCs (if desired) Preconditioning GFP Expression GFP Expression Post Transposition Post Selection & Expansion 34% 93% Nearly 100% pure population of genetically modified HSCs after selection

piggyBac® Transposed HSCs can Engraft and Persist In Vivo


Immunodeficient Recipient Mice
Busulfex Transplant Conditioning
HSC Transplant
Human Hematopoietic Chimerism
Bone Marrow Analysis at 5 months

Modified HSCs demonstrate robust engraftment in immunodeficient mice

Human Cell Engraftment in Bone Marrow


Human CD45
63%
Mouse CD45
Human CD45
10^5
10^4
10^3
0
-10^3

Transposed Cell Engraftment in Humanized Bone Marrow


GFP+
22%
FSC-A
GFP
250K
200K
150K
100K
50K
0
10^3
10^4
10^5

175 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Disease Indications | POSEIDA R&D DAY Applications for Our piggyBac® Modified HSC Platform Genetic Blood Disorders Examples: Beta-thalassemia, Sickle Cell Disease, Hemophilia A/B, X-SCID Oncology Mono Gran Ery Mega NK B CD8 CD4 CLP GMP MEP CMP MPP HSC LMPP CD34+ HSPCs

CAR-HSCs Enable the Weaponization of T, NK and Myeloid cells


CD34+ HSPCs
HSC
piggyBac® CAR delivery
MPP
LMPP
CMP
CLP
GMP
MEP
CD4
CD8
B
NK
Mono
Gran
Ery
Mega

Can be used to persistently generate CAR-T, CAR-NK, and CAR-myeloid cells

1 Unlimited T_{SCM} CAR-T	piggyBac® CAR gene delivery to a small fraction of transplanted HSCs could provide an inexhaustible supply of T_{SCM} CAR-T cells for continued eradication of recurring malignant cells
2 Diverse CAR Effector Cells	CAR gene delivery to the HSC makes CAR targeting possible in any hematopoietic cell type, including T cells, NK cells, and macrophages
3 Immune Tolerance	Central immune tolerance prevents rejection of CAR-T cells (both humoral and cytotoxic)
4 Safety switch	Proprietary safety switch offers the option for controlled elimination of modified cells post-transplant, if desired

177 | POSEIDA R&D DAY

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| POSEIDA R&D DAY Conventional CAR-T Versus CAR-HSC Targeted killing limited to the persistence of transplanted CAR-T cells in vivo CAR-T Lifelong regeneration of targeted CAR effector cells in vivo CAR-HSC Tumor Cell Killing Target+ Tumor Potential for Relapse upon CAR-T Depletion Finite Dose of Targeted CAR-T Cells Tumor Eradication & Relapse Control Lifelong CAR-HSC Engraftment Continuous CAR-Effector Resupply via CAR-HSCs Persistent Tumor Cell Killing Targeted CAR-Effectors Differentiated in vivo Target+ Tumor

| POSEIDA R&D DAY Bioreactor Expansion of Effectors from CAR-HSC HSC CAR-T piggyBac® CAR delivery CAR-HSC Ex vivo Differentiation CAR-NK CAR-Myeloid Utilization of established HSC piggyBac® Gene Delivery System Gene delivery to smaller number of cells (input HSCs) lowers reagent and cost demands Dramatic cellular expansion ex vivo eliminates dosing limitations of differentiated cells ADVANTAGES Ex vivo differentiation of CAR-HSCs into desired effector cells: CAR-T, CAR-NK, CAR-Myeloid CONCEPT

CAR-T Progenitors CAR-Myeloid Cells GFP+ 28% Gated on CD56+: Gated on CD33+CD14+: Gated on CD5+CD7+: GFP+ 11% GFP+ 36% TTAA ITR Insulator Poly(A) TTAA Insulator ITR GFP Promoter CAR CAR-NK Cells CAR-HSCs | POSEIDA R&D DAY CAR-HSC Differentiated Cells Retain Transgene Expression

| POSEIDA R&D DAY Ex vivo Differentiated CAR-NK Cells are Functionally Comparable to Mature CAR-NK Cells ~500 NK cells produced from 1 input CD34+ cell Cytotoxicity of ex vivo differentiated CAR-NKs CAR-NK HSC piggyBac® CAR delivery CAR-HSC

HSCs can be modified via the piggyBac® Gene Delivery System and/or the Cas-CLOVER™ Site-Specific Gene Editing System. Genetically modified HSCs engraft in the bone marrow and demonstrate long-term persistence. CAR-HSC could be the considered the “ultimate TSCM CAR-T approach” as it provides an inexhaustible supply of effector cells to eradicate tumor. CAR-HSCs can be differentiated in an ex vivo ‘bioreactor’ approach to generate high yields of CAR-T, CAR-NK and CAR-Myeloid cells. | POSEIDA R&D DAY Summary

Poseida's Ex Vivo Genetic Engineering Platform: Pluripotent Stem Cells (iPSC/hPSC)  Renata Martin, Ph.D. Research Scientist, Genetic Engineering

| POSEIDA R&D DAY Gene-Edited iPSCs and their Potential for Regenerative Medicine Can create successive gene edits, all in a single clone, from which billions of identical cells can be generated GENE EDITING in iPSCs Can be frozen, thawed, and expanded multiple times without affecting karyotype, enabling endless supplies POWER of iPSCs iPSCs can be differentiated into many different cell types (T cells, HSCs, NK cells, Hepatic Progenitors) POTENTIAL of PLURIPOTENCY iPSC Mesoderm Endoderm Ectoderm Images from George Church Lab iPSC induced-Neurons iPSC-derived neuronal circuit Hoechst GFAP NF200 MAP2

| PROPRIETARY AND CONFIDENTIAL = Patient Somatic cells (hiPSCs) Human induced pluripotent stem cells Any cell type (ex. T cells, HSCs) 1. Re-program 3. Differentiate Genome Edited hiPSCs 2. Gene edit Combining Cas-CLOVER and iPSC Technology for Therapies 4. Transplant cells into patient | POSEIDA R&D DAY

Gene Editing in iPSCs Remains Challenging, Even with CRISPR Plasmid Donors Are Inefficient Plasmid DNA + Cas9 RNP GFP SSC-A 0.28% AAV6-Cas9 is expensive AAV Knock-ins Yield Variable Efficiency & Have High Costs AAV6/Cas9 editing is efficient However: AAV Donors Have Limited Cargo <3.2 Kb Generate a cost-effective platform for efficient knock-ins of large genes CHALLENGE Knock-in efficiency pDNA AAV Cost of manufacturing Martin et al., 2019 Cell Stem Cell | POSEIDA R&D DAY

Initial Demonstration of Knock-outs with Cas-CLOVER How Cas-CLOVER works 86% KO of B2M in iPSCs + Cas-CLOVER 86% B2M untreated Not optimized Optimized from Allo CAR-T Program Cas-CLOVER Knock-Outs in iPSCs dCas9 Clo51 INSERT HDR NHEJ INSERT INDEL | POSEIDA R&D DAY

pDNA 10x 25x 30x pDNA 1x 1x More DNA = More Editing Brightfield GFP Cas-Clover Exon 1 HBB HBB HA Exon 2 Exon 3 Plasmid DNA HBBUBC-GFP HDR* UBC GFP bGHpA HBB HA Site-specific insertion of a large transgene Cas-CLOVER More Efficient Than WT CRISPR for Knock-Ins UBC GFP bGHpA Brightfield GFP Bulk edited population of iPSCs *Site-specific insertion confirmed by PCR Cas-CLOVER 10-50x More Efficient 2x 4x More efficient plasmid-based gene insertion Confers higher tolerance to plasmid DNA Optimization expected to improve further Cas-CLOVER vs. WT CRISPR 1x 1x 2x 4x | POSEIDA R&D DAY

Footprint-Free® Gene Editing Combination of Excision-only piggyBac® (PBx) + Cas-CLOVER™ or TAL-CLOVER™ Ability to select edited cells and then seamlessly remove the selection marker Enables one-step cassette removal in both alleles, if necessary No unwanted mutations post-excision Cas-CLOVER™ or TAL-CLOVER™ | POSEIDA R&D DAY

Correction of Genetic Mutations Using Footprint-Free® Gene Editing Fei Xie et al. (2014) Seamless gene correction of β-thalassemia mutations in patient-specific iPSCs using CRISPR/Cas9 and piggyBac. Genome Res. | POSEIDA R&D DAY

Cas-CLOVER Facilitates Targeting of a 3.8 kb Footprint-Free™ Cassette Cas-CLOVER Cut Site Exon 1 HBB HA HDR EF1a GFP bGHpA HBB HA CD19 2A ITRs ITRs EF1a GFP bGHpA CD19 2A ITRs ITRs Sequence to correct sickle cell mutation 2 3 HBB Locus GFP >3x knock-in efficiency WT CRISPR Cas-CLOVER Initial un-optimized conditions yield integration rate 3x better than WT CRISPR | POSEIDA R&D DAY

Cas-CLOVER Insertion of HBB Correction & CD19 Purification EF1a GFP bGHpA CD19 2A ITRs ITRs Seamlessly Corrected HBB Locus CD19+; GFP+ CD19–; GFP– Targeted HBB Locus Positive select (purify) CD19+ cells Remove selection marker with PBx Negative select (remove) CD19+ cells GFP CD19 selection CD19 Purification column +Cas-CLOVER Edited & Purified | POSEIDA R&D DAY

Cas-CLOVER is efficient for knock-outs in iPSCs, as we observe in T cells and HSCs Cas-CLOVER alleviates toxicity of plasmid DNA Cas-CLOVER is more efficient than WT CRISPR (Cas9) for knock-ins using plasmid DNA. Enables therapeutic knock-ins (e.g. correction of sickle cell disease, hemophilia A/B) Conditions are currently unoptimized, and with selection/titration of optimal reagents, efficiencies with Cas-CLOVER are likely to improve substantially. Summary | POSEIDA R&D DAY

Poseida’s CAR-NK Cell Program: Robust production of CAR-NK cells using non-viral piggyBac® system Stacey Cranert, Ph.D. Associate Director, Research Immuno-oncology

CAR-NK Cells Have Desirable Attributes as a Potential Therapeutic


Cytokines (IFN-γ)
NK
Cytotoxic granules
Perforin
CD96
TIGIT
PD-1
iKIR
CD94-NKG2A
CD16
NKG2D
NKp30
DNAM-1
IgG
PVR
PVR
PD-L1
PD-L2
MHC-I
HLA-E
Ag
MICA
MICB
ULBP1-6
B7-H6
PVR
Nectin-2
Killing
Granzyme
Cancer cell

- Natural anti-tumor activity
- Tumor killing can be enhanced with “standard” Chimeric Antigen Receptor (CAR) molecules
- Relatively easy to isolate from healthy donors
- Semi-allogeneic (not TCR-restricted)
- Easy to perform gene knockout with the Cas-CLOVER™ Site-Specific Gene Editing System
- Easy to deliver potentially large transgenes with the piggyBac® Gene Delivery System including armoring mechanisms to enhance NK cell attributes
- Easy to culture to large numbers providing nearly unlimited number of doses at low cost
- Can potentially persist for long periods of time in vivo

195 | POSEIDA R&D DAY

J. Clin. Med. **2019**, *8*(10), 1557; https://doi.org/10.3390/jcm8101557

| POSEIDA R&D DAY Ex vivo Expansion of NK Cells Yields Extensive Number of Doses NK cells retain expression profile long term in culture (>25 weeks)

| POSEIDA R&D DAY Nonviral piggyBac® Can Be Used to Efficiently Create CAR-NK Cells 2 5 14 21 0 -1 Day 5: Feed and start selection Day -1: Isolate or thaw cells and rest overnight Day 0: Nucleofection Components: SPB mRNA SPB transposon DNA Day 2: aAPC activation Starting material can be: Unactivated, purified NK cells (CD3-CD56+) Unactivated, CD3-depleted PBMCs (CD14+CD19+CD56+) Previously activated and rested NK cells (CD3-CD56+) Day 9: aAPC activation Days: 28 Weeks 2-5 (and beyond): Repeat activation cycle as needed for further expansion 1. iC9 suicide switch 2. CAR construct 3. Drug resistance 9

piggyBac® System Generates CAR-NK from Primary NK Cells



αBCMA CAR
Of live lymphocytes
NKp46
CD56
Of CD56+NKp46+ NK cells
Normalized To Mode
94.5%
CAR+
(BCMA protein binding)
αBCMA CAR NK
Mock EP NK cells

- Day 8 post-transposition with piggyBac® CAR construct
- Day 5 post selection with methotrexate (nPB-CAR construct contains DHFR mutein)
- **Final product is 95% CAR-NK cells**

198 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

| POSEIDA R&D DAY α-BCMA CAR-NK Cells Exhibit Antigen-Specific Cytotoxicity αBCMA CAR-NK 4 hour killing assay NK cells maintain cytotoxicity long-term in culture (CAR-NK samples here expanded >2 months) BCMA CAR

| POSEIDA R&D DAY α-MUC1C CAR-NK Cells Exhibit Antigen-Specific Cytotoxicity CAR+ (α-mouse FAB) 94.9% Mock EP NK cells αMuc1C CAR NK cells MUC1C CAR MCF7 (MUC1+ breast cancer cells)

| POSEIDA R&D DAY α-PSMA CAR-NK Cells Exhibit Antigen-Specific Cytotoxicity 1:4 E:T Degranulation Assay (against PSMA+ LNCaP) αPSMA CAR-NK Mock NK Incucyte Killing Assay (against PSMA+ LNCaP) PSMA CAR

Cas-CLOVER™ Can Be Used to Efficiently Edit piggyBac® CAR-NK Cells



Cas-CLOVER™ only
Cas-CLOVER™ + CD38 sgRNA
Live cells
CAR+ CD56+
Live cells
Of CAR+ CD56+
Donor D
αBCMA
97.8%
15.4%
Donor C
αMUC1C
98.6%
12.8%
SA-CAR
SA-CAR
CD56
CD38
CD56
CD38
82.4% reduction in CD38 expression
85.8% reduction in CD38 expression

202 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

NK cells are a desirable innate lymphoid effector cell for allogeneic cell therapy due to their natural anti-tumor activity, which can be supplemented by non-viral integration of a tumor-specific CAR construct, and their ability to be manufactured in abundance The Cas-CLOVER™ Site-Specific Gene Editing System can be used to efficiently edit NK cells or CAR-NK cells The piggyBac® Gene Delivery System can be used to effectively deliver large therapeutic transgenes to activated or unactivated peripheral blood NK cells which maintain CAR expression, phenotype and effector function  The large cargo capacity of the piggyBac® Gene Delivery System allows for inclusion of armoring molecules to improve in vivo persistence, trafficking, and cytotoxicity PiggyBac® CAR-NK Cells demonstrate antigen-dependent degranulation and cytotoxicity in vitro against several human cancers | POSEIDA R&D DAY Summary

Conclusion and Closing Remarks Mark Gergen President and Chief Business Officer

Non-Oncology CAR-T/TCR-T/NK-T/Treg CAR-T/TCR-T/NK-T/Treg Oncology iPSC Regenerative Med HSC Cell Therapy Cell Therapy Liver, Skin, etc. CELL THERAPIES | POSEIDA R&D DAY Developing Transformative Cell and Gene Therapies with the Capacity to Cure Poseida’s Vision Our Broad Next Generation Gene Engineering Platform Technologies are Highly Differentiated and Enable Strategic Opportunities in Many Segments Across Cell and Gene Therapy piggyBac DNA Modification System Cas-CLOVER Gene Editing System Nanoparticle/AAV Delivery Technology AAV-PB & Nano-PB Liver, Lung, CNS, etc. In Vivo EP Skeletal Muscle, Skin, Eye, etc. Cas-CLOVER Gene Editing – All Tissues GENE THERAPIES LANDSCAPE Nano mRNA Non-Oncology OTHER

| POSEIDA R&D DAY We are Highly Focused on Developing Strategic Relationships To Achieve that Vision We Know We Cannot Develop All Our Technology Alone piggyBac DNA Modification System Cas-CLOVER Gene Editing System Nanoparticle/AAV Delivery Technology Oncology & Non-Oncology iPSCs Regenerative Med HSC CELL THERAPIES AAV-PB & Nano-PB In Vivo EP In Vivo Gene Editing GENE THERAPIES Nano mRNA OTHER NK-T/Treg CAR-T/TCR-T Our technologies are highly innovative and represent a leap forward in cell and gene therapy approaches We are focused on establishing partnerships and collaborations to help us drive value creation The significant breadth of our platforms and pipeline create opportunity for flexibility in structure Currently all platforms and programs are wholly-owned and unpartnered Interested in Collaborating? Connect with us at https://poseida.com/company/partners-collaborators/

Poseida Therapeutics: Investment Hypothesis

Multiple Avenues to Significant Value Creation with Significant Potential Catalysts Ahead

Compelling Investment Hypothesis

- **Innovative and disruptive technology platforms** enable broad **cell and gene therapy** pipeline
- **Multiple milestones and potential catalysts** in next 18 months
- Multiple differentiated **CAR-T** programs in **liquid and solid tumors** including **autologous and a high focus on allogeneic**
- **Novel Gene Therapy** programs address shortcomings of AAV and enabling single treatment cures
- Significant opportunities for **partnership, collaboration and platform expansion**



piggyBac
DNA Modification System
Cas-CLOVER
Gene Editing System
Nanoparticle/AAV
Delivery Technology
CELL THERAPIES
Oncology & Non-Oncology
CAR-T/TCR-T
NK-T/Treg
iPSCs
HSC
Regenerative Med
GENE THERAPIES
AAV-PB & Nano-PB
In Vivo EP
In Vivo Gene Editing
OTHER
Nano mRNA
P-BCMA-101
P-BCMA-ALLO1
ALLO DUAL BCMA+CD19
P-PSMA-101
P-MUC1C-ALLO1
P-PSMA-ALLO1
DUAL ALLO1 (undisclosed)
DUAL CD19+CD20
P—OTC-101 (piggyBac + AAV)
P-MMUT-101 (piggyBac + AAV)
PiggyBac + Nanoparticle

207 | POSEIDA R&D DAY

POSEIDA THERAPEUTICS

Acknowledgements

Q&A